As filed with the Securities and Exchange Commission on April 29, 2008

Registration No. 333- 138040

811-21961

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FLEXIBLE PREMIUM VARIABLE ANNUITY - GM

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 2	☐

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 4

SEPARATE ACCOUNT VA WM

(Exact Name of Registrant)

MONUMENTAL LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8330

Darin D. Smith, Esq.

Monumental Life Insurance Company

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Copy to:

Frederick R. Bellamy, Esq.

Sutherland Asbill and Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Title of Securities Being Registered: Flexible Premium Variable Annuity Policies

It is proposed that this filing become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2008 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on                  pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

FLEXIBLE PREMIUM VARIABLE ANNUITY - GM

Issued Through

SEPARATE ACCOUNT VA WM

By

MONUMENTAL LIFE INSURANCE COMPANY

Prospectus

May 1, 2008

This flexible premium deferred annuity policy has several investment choices. There is a separate account that currently offers various underlying fund portfolios. There is also a fixed account, which offers interest at rates that are guaranteed by Monumental Life Insurance Company (the Company). You can choose any combination of these investment choices. You bear the entire investment risk for all amounts you put in the separate account.

This prospectus and the underlying fund prospectuses give you important information about the policies and the underlying fund portfolios. Please read them carefully before you invest and keep them for future reference.

If you would like more information about the Flexible Premium Variable Annuity - GM, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2008. Please call us at (800) 525-6205 or write us at: Monumental Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Rd. N.E., Cedar Rapids, Iowa, 52499. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. More information about the variable annuity can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the policies and the separate account investment choices:

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed to achieve their goal

•	are subject to risks, including loss of premium

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

TRANSAMERICA SERIES TRUST – SERVICE CLASS

Portfolio Construction Manager: Morningstar Associates, LLC

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Moderate VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica International Moderate Growth VP

Subadvised by Transamerica Investment Management, LLC

Transamerica Money Market VP

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GLOSSARY OF TERMS

Accumulation Unit — An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value — The policy value increased or decreased by any excess interest adjustment.

Annuitant — The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date — The date upon which annuity payments are to commence. This date may be any date at least thirty days after the policy date and may not be later than the last day of the policy month following the month after the annuitant attains age 98. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Annuity Payment Option — A method of receiving a stream of annuity payments selected by the owner.

Annuitize (Annuitization) — When you switch from the accumulation phase to the income phase and we begin to make annuity payments to you (or your designee).

Cash Value — The adjusted policy value less any applicable surrender charge and rider fees (imposed upon surrender).

Excess Interest Adjustment — A positive or negative adjustment to amounts surrendered (both partial or full surrenders and transfers) or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by the Company since the date any payment was received by, or an amount was transferred to, the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account — One or more investment choices under the policy that are part of the Company’s general assets and are not in the separate account.

Free Amount — The amount that can be withdrawn each year without incurring a surrender charge or an excess interest adjustment.

Guaranteed Period Options — The various guaranteed interest rate periods of the fixed account which the Company may offer and into which premium payments may be paid or amounts transferred.

Owner — The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner in the information provided to us to issue a policy.

Policy Date — The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value — On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•

gross partial surrenders (partial surrenders minus excess interest adjustments plus the surrender charge on the portion of the requested partial surrender that is subject to the surrender charge); plus

•	interest credited in the fixed account; plus

•	accumulated gains in the separate account; minus

•	accumulated losses in the separate account; minus

•	service charges, rider fees, premium taxes, transfer fees, and other charges, if any.

Policy Year — A policy year begins on the policy date and on each policy anniversary thereafter.

Separate Account — Separate Account VA WM, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Separate Account Value — The portion of the policy value that is invested in the separate account.

Subaccount — A subdivision within the separate account, the assets of which are invested in specified underlying fund portfolios.

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Valuation Period — The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of values. Such determination shall be made on each business day.

You (Your, Policy Owner) — the owner of the policy.

Written Notice — Written notice, signed by the owner, that gives Transamerica the information it requires and is received at the administrative and service office. For some transactions, Transamerica may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements Transamerica establishes for such notices.

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SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

1.	THE ANNUITY POLICY

The flexible premium deferred variable annuity policy offered by Monumental Life Insurance Company (the Company, we, us, or our) provides a way for you to invest on a tax-deferred basis in the following investment choices: various subaccounts of the separate account and the fixed account of the Company. The policy is intended to accumulate money for retirement or other long-term investment purposes.

This policy currently offers subaccounts that are listed in Section 3 of this prospectus. Each subaccount invests exclusively in shares of one of the underlying funds. The policy value may depend on the investment experience of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all policy value in any subaccount. You could lose the amount that you invest.

The fixed account offers an interest rate that the Company guarantees.

The policy, like all deferred annuity policies, has two phases: the “accumulation phase” and the “income phase.” During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase occurs when you annuitize and begin receiving regular annuity payments from your policy. The money you can accumulate during the accumulation phase will largely determine the payments you receive during the income phase.

2.	PURCHASE

You can buy a nonqualified policy with $5,000 or more, and a qualified policy with $1,000 or more, under most circumstances. You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. You can add as little as $50 at any time during the accumulation phase. See Section 2 – Purchase for information on purchasing the policy

3.	INVESTMENT CHOICES

You can allocate your premium payments to one or more of the following underlying fund portfolios described in the underlying fund prospectuses:

Transamerica Asset Allocation - Conservative VP – Service Class

Transamerica Asset Allocation - Moderate VP – Service Class

Transamerica Asset Allocation - Moderate Growth VP – Service Class

Transamerica International Moderate Growth VP – Service Class

Transamerica Money Market VP – Service Class

Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year and to impose restrictions and limitations on transfers.

4.	PERFORMANCE

The value of the policy will vary up or down depending upon the investment performance of the subaccounts you choose.

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5.	EXPENSES

Note: The following section on expenses and the Annuity Policy Fee Table and expense examples only apply to policies issued after the date of this prospectus.

No deductions are made from premium payments at the time you buy the policy so that the full amount of each premium payment is invested in one or more of your investment choices.

We may deduct a surrender charge of up to 7% of premium payments surrendered within four years after the premium is paid. We will calculate surrender charges by taking the earnings, if any, out before premium payments.

If you select the Life with Emergency Cash® annuity payment option, then you can surrender your policy after annuity payments have begun. A surrender charge of up to 4% of adjusted policy value will apply during the first four years after the annuity commencement date.

Full surrenders, partial surrenders, and transfers from a guaranteed period option of the fixed account may also be subject to an excess interest adjustment, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an annuity payment option from a guaranteed period option of the fixed account prior to the end of the guaranteed period option.

We deduct daily mortality and expense risk fees and administrative charges at an annual rate of 1.65% (if you choose the “Return of Premium Death Benefit”) from the assets in each subaccount.

During the accumulation phase, we deduct an annual service charge of no more than $35 from the policy value on each policy anniversary and at the time of surrender. The charge is waived if either the policy value or the sum of all premium payments, minus all partial surrenders, is at least $50,000.

Upon full surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, if applicable, which currently range from 0% to 3.50%.

If you elect the Initial Payment Guarantee rider when you annuitize, then there is a daily fee (during the income phase) currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts. We may increase this fee.

The value of the net assets of the subaccounts will reflect the management fee and other expenses incurred by the underlying fund portfolios.

See Section 5 – Expenses for information about surrender charges.

6.	ACCESS TO YOUR MONEY

You can generally take out $500 or more anytime during the accumulation phase (except under certain qualified policies). You may generally take free of surrender charges each year the greater of:

•	10% of your premium payments; or

•	any gains in the policy.

Amounts surrendered in excess of this free amount may be subject to a surrender charge and an excess interest adjustment. You may also have to pay income tax and a tax penalty on any money you take out.

The gains in the policy are the amount equal to the policy value, minus the sum of all premium payments reduced by all prior partial surrenders deemed to be from premium.

If you have policy value in the fixed account, you may take out any cumulative interest credited free of excess interest adjustments.

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Access to amounts held in qualified policies may be restricted or prohibited by law or regulation or the terms of the plan.

Surrenders are not generally permitted during the income phase unless you elect the Life with Emergency Cash® annuity payment option.

See Section – 6 Access to Your Money for information on how to surrender your policy and any penalty taxes assessed.

7.	ANNUITY PAYMENTS (THE INCOME PHASE)

The policy allows you to receive income under one of several annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, the dollar amount of your payments may go up or down. However, the Initial Payment Guarantee is available as an optional rider and it guarantees a minimum amount for each payment.

8.	DEATH BENEFIT

If the sole annuitant dies before the income phase begins, then the beneficiary will generally receive a death benefit. If the owner is not the annuitant, no death benefit is paid if the owner dies; however required distribution rules require that the policy value be distributed upon the death of any owner.

Naming different persons as owner and annuitant can affect to whom and whether amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

When you purchase a policy you receive the Return of Premium guaranteed minimum death benefit.

The death benefit is paid first to a surviving owner, if any; it is only paid to the beneficiary if there is no surviving owner.

9.	TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. For nonqualified and certain qualified policies, payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the income phase are, in many cases, considered as all taxable income. If you are younger than 59 1/2 when you take money out, you may incur a 10% federal penalty tax on the taxable earnings.

10.	ADDITIONAL FEATURES

This policy has additional features that might interest you. These include, but are not limited to, the following:

•

You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your policy is in the accumulation phase. This feature is referred to as the “Systematic Payout Option” (“SPO”). Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

•

You can elect an optional rider at the time of annuitization that guarantees your variable annuity payments will never be less than a percentage of the initial payment. This feature is called the “Initial Payment Guarantee” (“IPG”). There is an extra charge for this rider.

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•

Under certain medically related circumstances, you may surrender all or part of the policy value without a surrender charge and excess interest adjustment. This feature is called the “Nursing Care and Terminal Condition Withdrawal Option.”

•

Under certain unemployment circumstances, you may surrender all or a portion of the policy value free of surrender charges and excess interest adjustments. This feature is called the “Unemployment Waiver.”

•	You may generally make transfers and/or change the allocation of additional premium payments by telephone. We may restrict or eliminate this feature.

•

You can arrange to automatically transfer money (at least $500 per transfer) monthly or quarterly from certain investment choices into one or more subaccounts. This feature is known as “Dollar Cost Averaging.”

•

We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts. This feature is called “Asset Rebalancing.”

These features may not be available for all policies, may vary for certain policies or for certain qualified policies, may not each be available in combination with other optional benefits under the policy, and may not be suitable for your particular situation.

11.	OTHER INFORMATION

Right to Cancel Period. You may return your policy for a refund, but only if you return it within a prescribed period, which is generally at least 10 days (after you receive the policy), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid and accumulated gains or losses in the separate account. Please note, we will not credit interest on amounts allocated to the fixed account if you return your policy for a refund during the right to cancel period. If state law requires, we will refund your original premium payment(s). We will pay the refund within 7 days after we receive (at our administrative and service office) written notice of cancellation and the returned policy within the applicable period. The policy will then be deemed void.

No Probate. Usually, the person receiving the death benefit under this policy will not have to go through probate. State laws vary on how the amount that may be paid is treated for estate tax purposes.

Who should purchase the Policy? This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. The tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan. You should not buy this policy if you are looking for a short-term investment, market timing, or if you cannot take the risk of losing money that you put in.

There are various fees and charges associated with variable annuities. You should consider whether the features and benefits of this policy, unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit, the guaranteed level of certain charges, and additional features, make this policy appropriate for your needs.

State Variations. Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of the legal restrictions in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. See

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your agent or contact us for specific information that may be applicable to your state.

Financial Statements. Financial statements for the Company are in the SAI. The subaccounts of the separate account had not commenced operations as of December 31, 2007, therefore there are no separate account financial statements.

12.	INQUIRIES AND SERVICE

If you need more information or want to make a transaction, please contact us at our Administrative and Service Office:

Administrative and Service Office

Attention: Customer Care Group

Monumental Life Insurance Company

4333 Edgewood Rd. N.E.

Cedar Rapids, IA 52499

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ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES(1)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment choices. State premium taxes may also be deducted, and excess interest adjustments may be made to amounts surrendered or applied to annuity payment options from cash value from the fixed account.

Policy Owner Transaction Expenses:

Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of premium payments surrendered)(2)	8%
Transfer Fee(3)	$0 - $10
Special Service Fee	$0 - $25

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Annual Service Charge	$0 - $35 Per Policy
Separate Account Annual Expenses (as a percentage of average separate account value):
Base Separate Account Expenses:
Mortality and Expense Risk Fee(4)	1.50%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	1.65%

The next item shows the lowest and highest total operating expenses charged by the underlying fund portfolios for the year ended December 31, 2007 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Portfolio Annual Operating Expenses(5):	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.65%	1.39%

The following Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, separate account annual expenses, and portfolio fees and expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the highest fees and expenses of any of the portfolios for the year ended December 31, 2007, and the base policy. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example(6)	1 Year	3 Years
If the policy is surrendered at the end of the applicable time period.	$1049	$1631
If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy.	$314	$960

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Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Example. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning compensation paid for the sale of the policies, see “Distributor of the Policies.”

(1)	The fee table applies only to the accumulation phase. During the income phase the fees may be different than those described in the Fee Table. See Section 5, Expenses.

(2)

The surrender charge, if any is imposed, applies to each policy, regardless of how policy value is allocated among the investment choices. The surrender charge decreases based on the number of years since the premium payment was made.

If you select the Life with Emergency Cash® annuity payment option, you will be subject to a surrender charge after the annuity commencement date. See Section 5, Expenses.

(3)

The transfer fee, if any is imposed, applies to each policy, regardless of how policy value is allocated among the investment choices. There is no fee for the first 12 transfers per year. For additional transfers, the Company may charge a fee of $10 per transfer.

(4)	The mortality and expense risk fee shown (1.50%) is for the accumulation phase with the “Return of Premium Death Benefit.”

(5)

The fee table information relating to the underlying fund portfolios is for the year ending December 31, 2007 (unless otherwise noted) and was provided to the Company by the underlying fund portfolios, their investment advisors or managers, and the Company has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the portfolios may be greater or less than those shown in the Table.

(6)	The Example does not reflect premium tax charges or transfer fees. Different fees and expense not reflected in the Example may be assessed during the income phase of the policy.

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1.	THE ANNUITY POLICY

This prospectus describes the Flexible Premium Variable Annuity—GM policy offered by the Company. This prospectus generally describes policies issued on or after the date of this prospectus.

An annuity is a contract between you, the owner, and an insurance company (in this case Monumental), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity commencement date. Until the annuity commencement date, your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed until you take money out of your annuity. After you annuitize, your annuity switches to the income phase.

The policy is a flexible premium deferred variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own policy.

The policy is a “flexible premium” annuity because after you purchase it, you can generally make additional investments of $50 or more until the annuity commencement date. You are not required to make any additional investments.

The policy is a “variable” annuity because the value of your investments can go up or down based on the performance of your investment choices. If you invest in the separate account, the amount of money you are able to accumulate in your policy during the accumulation phase depends upon the performance of your investment choices. You could lose the amount you allocate to the separate account. The amount of annuity payments you receive during the income phase from the separate account also depends upon the investment performance of your investment choices for the income phase. However, if you annuitize under the Initial Payment Guarantee, then you will receive stabilized annuity payments that will never be less than a percentage of you initial annuity payments.

There is an extra charge for this rider.

The policy also contains a fixed account. The fixed account offers interest at rates that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that you select.

2.	PURCHASE

Policy Issue Requirements

The Company will not issue a policy unless:

•	The Company receives (at our administrative and service office) all information needed to issue the policy;

•	The Company receives (at our administrative and service office) a minimum initial premium payment; and

•	The annuitant, owner, and any joint owner are age 90 or younger (may be lower for qualified policies).

We reserve the right to reject any application or premium payment.

Premium Payments

You should make checks for premium payments payable only to Monumental Life Insurance Company and send them to the administrative and service office. Your check must be honored in order for the Company to pay any associated payments and benefits due under the policy.

Initial Premium Requirements

The initial premium payment for nonqualified policies must be at least $5,000, and at least $1,000 for qualified policies. You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. There is generally no minimum initial premium payment for policies issued under section 403(b) of the Internal Revenue Code; however, your

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premium must be received within 90 days of the policy date or your policy will be canceled. We will credit your initial premium payment to your policy within two business days after the day we receive it and your complete policy information. If we are unable to credit your initial premium payment, we will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you let us keep it and credit it as soon as possible.

The date on which we credit your initial premium payment to your policy is generally the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.

There may be delays in our receipt of applications that are outside of our control (for example, because of the failure of the selling broker/dealer or sales agent to forward the application to us promptly, or because of delays in determining whether the policy is suitable for you). Any such delays will affect when your policy can be issued and your premium allocated among your investment choices.

Additional Premium Payments

You are not required to make any additional premium payments. However, you can generally make additional premium payments as often as you like during the accumulation phase. Additional premium payments must be at least $50. We will credit additional premium payments to your policy as of the business day we receive your premium and required information at our administrative and service office. Additional premium payments must be received before the New York Stock Exchange closes to get same-day pricing of the additional premium payment.

Maximum Total Premium Payments

Cumulative premium payments above $1,000,000 for issue ages 0-80 requires prior approval by the Company. For issue ages over 80 cumulative premium payments above $500,000 require prior approval by the Company.

Allocation of Premium Payments

When you purchase a policy, we will allocate your premium payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless you request a different allocation.

If you allocate premium payments to the Dollar Cost Averaging program, you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your premium payment.

You may change allocations for future additional premium payments by sending written instructions to our administrative and service office or by telephone, subject to the limitations described under “Telephone Transactions.” The allocation change will apply to premium payments received on or after the date we receive the change request.

You could lose the amount you allocate to the variable subaccounts.

The Company reserves the right to restrict or refuse any premium payment.

Policy Value

You should expect your policy value to change from valuation period to valuation period. A valuation period begins at the close of regular trading on the New York Stock Exchange on each business day and ends at the close of regular trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange generally closes at 4:00 p.m. eastern time. Holidays are generally not business days.

3.	INVESTMENT CHOICES

The Separate Account

The following variable subaccounts are available under the policy for new investors. The subaccounts invest in

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shares of the various underlying fund portfolios. The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this policy are listed below. The following variable investment choices are currently offered through this policy:

TRANSAMERICA SERIES TRUST – SERVICE CLASS(1)

Portfolio Construction Manager: Morningstar Associates, LLC

Transamerica Asset Allocation - Conservative VP(2)

Transamerica Asset Allocation - Moderate VP(2)

Transamerica Asset Allocation - Moderate Growth VP(2)

Transamerica International Moderate Growth VP(3)

Subadvised by Transamerica Investment Management, LLC

Transamerica Money Market VP(4)

(1)	Formerly known as AEGON/Transamerica Series Trust.

(2)	Transamerica was added to the beginning of the fund name; and Portfolio was replaced with VP at the end of the fund name.

(3)	Transamerica was added to the beginning of the fund name; and Fund was replaced with VP at the end of the fund name.

(4)	Formerly known as Transamerica Money Market.

The general public may not purchase shares of these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment advisor or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolios.

More detailed information, including an explanation of the portfolios’ fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which accompany this prospectus. You should read the prospectuses for the underlying fund portfolios carefully before you invest.

Selection of Underlying Portfolios

The underlying fund portfolios offered through this product are selected by Monumental, and Monumental may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).

We have developed this variable annuity product in cooperation with one or more distributors, and have included certain underlying fund portfolios based on their recommendations; their selection criteria may differ from our selection criteria.

You are responsible for choosing the subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that is available to you, including each underlying fund portfolio’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund’s website or

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newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or underlying fund portfolio. After you select underlying fund portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.

We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.

We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. See the SAI for more information concerning the possible addition, deletion, or substitution of investments.

We also reserve the right to limit the number of subaccounts you are invested in at any one time.

The Fixed Account

Premium payments allocated and amounts transferred to the fixed account become part of the Company’s general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts.

While we do not guarantee that the fixed account will always be available for investment, we do guarantee that the interest credited to the fixed account will not be less than the guaranteed minimum effective annual interest rate shown on your policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the guaranteed period option you selected, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Full and partial surrenders and transfers from a guaranteed period option of the fixed account are generally subject to an excess interest adjustment (except at the end of the guaranteed period). This adjustment will also be made to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your policy. The excess interest adjustment will not decrease the interest credited to your policy below the guaranteed minimum, however.

We also guarantee that upon full surrender your cash value attributable to the fixed account will not be less than the amount required by the applicable nonforfeiture law at the time the policy is issued.

If you select the fixed account, your money will be placed with the Company’s other general assets. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of annuity payments you receive during the income phase from the fixed portion of your policy will remain level for the entire income phase.

We reserve the right to refuse any premium payment or transfer to the fixed account.

Transfers

During the accumulation phase, you may make transfers to or from any subaccount or to the fixed account within certain limitations. We may restrict or eliminate the transfer privilege (see below).

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Transfers out of a guaranteed period option of the fixed account are limited to the following:

•	Transfers at the end of a guaranteed period. No excess interest adjustment will apply.

•	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest premium payment first.

•

Other than at the end of a guaranteed period, transfers of amounts from the guaranteed period option in excess of amounts equal to interest credited, are subject to an excess interest adjustment. If it is a negative adjustment, the maximum amount you can transfer in any one policy year is 25% of the amount in that guaranteed period option, less any previous transfers during the current policy year. If it is a positive adjustment, we do not limit the amount that you can transfer.

Each transfer must be at least $500, or the entire subaccount value. Transfers of interest from a guaranteed period option of the fixed account must be at least $50. If less than $500 remains as a result of the transfer, then we reserve the right to include that amount in the transfer. Transfer requests must be received while the New York Stock Exchange is open to get same-day pricing of the transaction.

We reserve the right to prohibit transfers to the fixed account.

The number of transfers permitted may be limited and a $10 charge per transfer may apply.

During the income phase, you may transfer values out of any subaccount; however, you cannot transfer values out of the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.

Transfers made by telephone are subject to the limitations described below under “Telephone Transactions.”

Market Timing and Disruptive Trading

Statement of Policy. This variable insurance product was not designed for the use of market timers or frequent or disruptive traders (frequent transfers are considered to be disruptive). Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to

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accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some policy owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

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In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolio may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that the sole protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by an underlying fund portfolio as violating the frequent trading policies established for that portfolio.

Omnibus Orders. Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and

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redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment choices correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

4.	PERFORMANCE

The Company periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, surrender charges, or fees for any optional riders or endorsements. The deduction of any applicable premium taxes, surrender charges, or rider fees would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also include or exclude surrender charges.

Third, in addition, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

We also may, from time to time, include in our advertising and sales materials, the performance of other funds or accounts managed by the subadvisor, the performance of predecessors to the underlying fund portfolios, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

5.	EXPENSES

There are charges and expenses associated with your policy that reduce the return on your investment in the policy.

Surrender Charges

During the accumulation phase, you can surrender part or all of the cash value (restrictions may apply to qualified policies). We may apply a surrender charge to compensate us for expenses relating to sales, including commissions to registered representatives and other promotional expenses.

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You can surrender up to the greater of 10% of your premium payments or any gains in the policy once each year free of surrender charges. This amount is referred to as the free amount and is determined at the time of surrender. (The free amount is not cumulative, so not surrendering anything in one year does not increase the surrender charge free amount in subsequent years.) If the surrender is in excess of this free amount, you might have to pay a surrender charge, which is a contingent deferred sales charge, on the excess amount.

The following schedule shows the surrender charges that apply during the four years following payment of each premium payment:

Number of Years Since Premium Payment Date	Surrender Charge (as a percentage of premium surrendered)
0 - 1	8%
1 - 2	8%
2 - 3	7%
3 - 4	6%
4 or more	0%

For example, assume your premium is $100,000 and your policy value is $106,000 at the beginning of the second policy year and you surrender $30,000. Since that amount is more than your free amount ($10,000), you would pay a surrender charge of $1,600 on the remaining $20,000 (8% of $30,000 – $10,000).

Likewise, assume your policy value is $80,000 (premium payments $100,000) at the beginning of the second policy year and you surrender your policy. You would pay a surrender charge of $7,200 [8% of ($100,000 – ($100,000 x 10%))].

You can generally choose to receive the full amount of a requested partial surrender by directing us to deduct any applicable surrender charge (and any applicable excess interest adjustment) from your remaining policy value. You receive your cash value upon full surrender.

For surrender charge purposes, earnings are considered to be surrendered first, then the oldest premium is considered to be surrendered next.

Surrender charges are waived if you withdraw under the Nursing Care and Terminal Condition Withdrawal Option and the Unemployment Waiver.

Keep in mind that surrenders may be taxable and, if made before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, surrenders from nonqualified policies are considered to come from taxable earnings first.

Life with Emergency Cash® Surrender Charge

If you select the Life with Emergency Cash® annuity payment option, then you can surrender your policy even after annuity payments have begun. However, there is a surrender charge during the first four years after the annuity commencement date. The following schedule shows the current surrender charge:

Number of Years Since Annuity Commencement Date	Surrender Charge (as a percentage of adjusted policy value)
0 – 1	4%
1 – 2	3%
2 – 3	2%
3 – 4	1%
4 or more	0%

We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time you annuitize under the Life with Emergency Cash® annuity payment option.

Note carefully the following three things about this surrender charge:

•	this surrender charge is measured from the annuity commencement date and not from the premium payment date;

•	this surrender charge is a percentage of the adjusted policy value applied to the Life with Emergency Cash® annuity payment option, and not a percentage of premium; and

•	under this payment option, there is no surrender charge free amount.

The surrender schedule may be different at the time you annuitize and elect a Life with Emergency Cash®

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annuity payment option and you will be subject to the charge in effect when you annuitize.

Excess Interest Adjustment

Surrenders and transfers from the fixed account may be subject to an excess interest adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum or increase the amount credited. This adjustment may also apply to amounts applied to an annuity payment option.

Mortality and Expense Risk Fees

We charge a fee as compensation for bearing certain mortality and expense risks under the policy. Examples of such risks include a guarantee of annuity rates, the death benefit, certain expenses of the policy, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. We may also pay distribution expenses out of this charge. This fee is assessed daily based on the net asset value of each subaccount.

During the accumulation phase: for the Return of Premium Death Benefit, the daily mortality and expense risk fee is at an annual rate of 1.50%. During the income phase, the mortality and expense risk fee is at an annual rate of 1.10%.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

Administrative Charges

We deduct a daily administrative charge to cover the costs of administering the policy (including certain distribution-related expenses). This charge is equal to an annual rate of 0.15% of the daily net asset value of each subaccount during both the accumulation phase and the income phase.

In addition, during the accumulation phase, an annual service charge of $35 (but not more than 2% of the policy value) is charged on each policy anniversary and at surrender. The service charge is waived if your policy value or the sum of your premiums, less all partial surrenders, is at least $50,000.

Premium Taxes

Some states assess premium taxes on the premium payments you make. We currently do not deduct for these taxes at the time you make a premium payment. However, we will deduct the total amount of premium taxes, if any, from the policy value when:

•	you begin receiving annuity payments;

•	you surrender the policy; or

•	a death benefit is paid.

Generally, premium taxes range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.

Special Service Fees

We will deduct a charge for special services, such as overnight delivery, up to $25 per service provided.

Transfer Fee

If you make more than 12 transfers per year during the accumulation phase, we reserve the right to charge $10 for each additional transfer. Premium payments, Asset Rebalancing, and Dollar Cost Averaging transfers do not count as one of your 12 free transfers per year. All transfer requests made at the same time are treated as a single request.

Initial Payment Guarantee

If you elect the Initial Payment Guarantee at the time of annuitization, there is a rider fee (during the income

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phase) currently at an annual rate of 1.25% of the daily net asset value. This fee may be higher or lower at the time you annuitize and elect the rider and you will be charged the fee in effect when you annuitize.

Portfolio Fees and Expenses

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the “Annuity Policy Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. Our affiliate Transamerica Capital, Inc. (“TCI”) is the principal underwriter for the policies. TCI receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain underlying fund portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”) As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment advisor or sub-advisor receives from the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Monumental and TCI

Fund	Maximum Fee % of assets(1)
TRANSAMERICA SERIES TRUST(2)	0.25%

(1)

Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

(2)

Because Transamerica Series Trust (“TST”) is managed by our affiliate Transamerica Asset Management, Inc. (“TAM”), there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other arrangements may be received from TAM. A variety of financial and accounting methods may be used to allocate resources and profits to us. Such payments or arrangements may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who invest in the TST underlying fund portfolios. These payments or arrangements may take the form of internal credits, recognition, or cash payments. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2007 we received $106,983.73 from TAM pursuant to these arrangements. This is in addition to the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.

•	Other Payments. TCI also serves as, the wholesale distributor for the policies, and in that

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capacity directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying fund portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences, as well as internal and external meetings and events that are attended by TCI’s wholesalers; and /or other TCI employees (2) may provide our affiliates and/or selling firms with wholesaling services to assist us in the distribution of the policies; and (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to cooperate with their promotional efforts. The amounts may be significant and provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policies.

For the calendar year ended December 31, 2007, TCI received revenue sharing payments ranging from $2,500 to $49,350(for a total of $381,768.22) from the following Fund managers and/or sub-advisers to participate in TCI’s events: ClearBridge Advisors, LLC, T. Rowe Price Associates Inc., Transamerica Investment Management, LLC, Van Kampen Asset Management, Morgan Stanley Investment Management, Inc., Janus Capital Management, LLC, Jennison Associates LLC, Pacific Investment Management Company LLC, MFS® Investment Management, American Century Investment Management, Inc., AllianceBernstein L.P., Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Fidelity Management & Research Company, ING Clarion Real Estate Securities, BlackRock Advisors LLC, BlackRock Investment Management, LLC, Invesco AIM, Inc., Columbia Management Advisors, LLC, J.P. Morgan Investment Management, Inc., OppenheimerFunds, Inc., and RidgeWorth Capital Management, Inc.

Please note some of the aforementioned managers and/or subadvisors may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1)that we and our affiliates incur in promoting, . marketing, and administering the policy, and (2)that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these

For further details about the compensation payments we make in connection with the sale of the policies, see “Distributor of the Policies” in this prospectus.

6.	ACCESS TO YOUR MONEY

During the accumulation phase, you can have access to the money in your policy in the following ways:

•	by making a surrender (either a full or partial surrender); or

•	by taking systematic payouts.

Surrenders

If you take a full surrender, you will receive your cash value.

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If you want to take a partial surrender, in most cases it must be for at least $500. Unless you tell us otherwise, we will take the surrender from each of the investment choices in proportion to the policy value.

You may elect to take up to the greater of 10% of your premium payments or any gains in the policy free of surrender charges once each policy year. Remember that any surrender you take will reduce the policy value, and the amount of the death benefit. See Section 8, Death Benefit, for more details. A surrender may also reduce other benefits.

Surrenders may be subject to a surrender charge. Surrenders from the fixed account may also be subject to an excess interest adjustment. Income taxes, federal tax penalties and certain restrictions may apply to any surrenders you make.

Surrenders from qualified policies may be restricted or prohibited.

During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other surrenders, either full or partial, unless you elect a Life with Emergency Cash® payment option.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the owner of a nonqualified policy, will generally occur within seven days from the date we receive all required information at our administrative and service office. We may defer such payment from the separate account if:

•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC permits a delay for the protection of owners.

In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policy owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your premium payment check has cleared your bank.

Excess Interest Adjustment

Money that you transfer out of or surrender from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a transfer or surrender (either full or partial), if interest rates set by the Company have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value on surrender or transfer. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value on surrender or transfer.

Any amount surrendered in excess of the cumulative interest credited is generally subject to an excess interest adjustment. An excess interest adjustment may also be made on amounts applied to an annuity payment option.

There will be no excess interest adjustment on any of the following:

•	surrenders of cumulative interest credited;

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•	Nursing Care and Terminal Condition Withdrawal Option surrenders;

•	Unemployment Waiver surrenders;

•	surrenders to satisfy any minimum distribution requirements; and

•	Systematic Payout Option payments, which do not exceed cumulative interest credited at the time of payment.

Please note that in these circumstances you will not receive a higher cash value if interest rates have fallen nor will you receive a lower cash value if interest rates have risen.

The excess interest adjustment may vary for certain policies and may not be applicable for all policies.

7.	ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the annuity commencement date. You can change this date by giving us notice with the information we need. New annuity commencement dates less than 30 days after we receive notice of the change require prior approval. The latest annuity commencement date generally cannot be after the policy month following the month in which the annuitant attains age 98. The earliest annuity commencement date is 30 days after you purchase your policy.

Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the death benefit is payable in a lump sum or under one of the annuity payment options (unless the surviving spouse continues the policy).

Unless you specify otherwise, the annuitant will receive the annuity payments. After the annuitant’s death, the beneficiary you designate at annuitization will receive any remaining guaranteed payments.

Annuity Payment Options

The policy provides several annuity payment options that are described below. You may choose any combination of annuity payment options. We will use your adjusted policy value to provide these annuity payments. If the adjusted policy value on the annuity commencement date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an annuity payment option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)

If you choose to receive fixed payments, then the amount of each payment will be set on the annuity commencement date and will not change. You may, however, choose to receive variable payments. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s). The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance (net of fees and expenses) exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance (net of fees and expenses) is lower than the assumed investment return, the amount of the variable annuity payments would decrease. Please note that these changes only occur annually under the Initial Payment Guarantee.

A charge for premium taxes and an excess interest adjustment may be made when annuity payments begin.

The annuity payment options are explained below. Options 1 and 2 are fixed only. Options 3 and 4 can be fixed or variable.

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Payment Option 1 — Income for a Specified Period. We will make level payments only for a fixed period. No funds will remain at the end of the period.

Payment Option 2 — Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

Payment Option 3 — Life Income. You may choose between:

•	No Period Certain (fixed or variable)-Payments will be made only during the annuitant’s lifetime.

•	10 Years Certain (fixed or variable)-Payments will be made for the longer of the annuitant’s lifetime or ten years.

•

Guaranteed Return of Policy Proceeds (fixed only)-Payments will be made for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the amount applied to this option.

•

Life with Emergency Cash® (fixed or variable)-Payments will be made during the annuitant’s lifetime. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The current maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency Cash® benefit will continue through age 100 of the annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies the death benefit ceases on the date the annuitant reaches the IRS age limitation.

Payment Option 4 — Joint and Survivor Annuity. You may choose between:

•	No Period Certain (fixed or variable)-Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

•

Life with Emergency Cash® (fixed or variable)-Payments will be made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency Cash® benefit will continue through age 100 of the surviving joint annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.

Other annuity payment options may be arranged by agreement with the Company. Some annuity payment options may not be available for all policies.

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If your policy is a qualified policy, payment options 1 and 2 may not satisfy minimum required distributions rules. Consult a tax advisor before electing either of these options.

NOTE CAREFULLY

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and

•	the annuitant dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

•	we may make only one (two, three, etc.) annuity payments.

IF:

•	you choose Income for a Specified Period, Life Income with 10 years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to a new payee, or their present value may be paid in a single sum.

However, IF:

•	you choose Life with Emergency Cash®; and

•	the annuitant dies before age 101;

THEN:

•	a Life with Emergency Cash® death benefit will be paid.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping the Company informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels). If you do not elect an annuity payment option, the default option will generally be Option 3 Life with 10 Years Certain, and all optional benefits (including guaranteed minimum death benefits and living benefits) will terminate.

8.	DEATH BENEFIT

We will pay a death benefit to your beneficiary, under certain circumstances, if the annuitant dies during the accumulation phase. If there is a surviving owner(s) when the annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option, or may choose to receive a lump sum.

We will determine the amount of and pay the death benefit proceeds, if any are payable on a policy, upon receipt at our administrative and service office of satisfactory proof of the annuitant’s death, written directions from each eligible recipient of death benefit proceeds regarding how to pay the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”).

When We Pay A Death Benefit

We will pay a death benefit IF:

•	you are both the annuitant and sole owner of the policy; and

•	you die before the annuity commencement date.

We will pay a death benefit to you (owner) IF:

•	you are not the annuitant; and

•	the annuitant dies before the annuity commencement date.

If the only person receiving the death benefit is the surviving spouse, then he or she may elect to continue the policy as the new annuitant and owner, instead of receiving the death benefit. All current surrender charges will be waived.

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When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

•	you are not the annuitant; and

•	you die prior to the annuity commencement date.

Please note the new owner (unless it is the deceased owner’s spouse) must generally surrender the policy within five years of your death for the adjusted policy value minus any applicable rider fees.

Distribution requirements apply to the policy value upon the death of any owner. These distribution requirements are detailed in the SAI.

Deaths After the Annuity Commencement Date

The death benefit payable, if any, on or after the annuity commencement date depends on the annuity payment option selected.

IF:

•	you are not the annuitant; and

•	you die on or after the annuity commencement date; and

•	the entire interest in the policy has not been paid;

THEN:

•	the remaining portion of such interest in the policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

•	annuity payments are being made under the Life with Emergency Cash®; and

•	the annuitant dies before age 101 (or earlier, if a qualified policy);

THEN:

•	a Life with Emergency Cash® death benefit will be paid.

Succession of Ownership

If any owner dies during the accumulation phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new owner:

•	any surviving owner;

•	primary beneficiary;

•	contingent beneficiary; or

•	owner’s estate.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum or as annuity payments. The death benefit will generally be the greatest of:

•	policy value on the date we receive the required information at our administrative and service office; or

•

cash value on the date we receive the required information at our administrative and service office (this will be more than the policy value if there is a positive excess interest adjustment that exceeds the surrender charge); or

•	guaranteed minimum death benefit (discussed below), plus premium payments (after the date of death), less gross partial surrenders from the date of death to the date the death benefit is paid.

Please Note, the death benefit terminates upon annuitization and there is a mandatory annuitization date.

Guaranteed Minimum Death Benefit

Return of Premium Death Benefit

The Return of Premium Death Benefit is equal to:

•	total premium payments; less

•	any adjusted partial surrenders as of the date of death.

The Return of Premium Death Benefit is the only guaranteed minimum death benefit currently being offered.

The Guaranteed Minimum Death Benefit may vary for certain policies and may not be available for all policies.

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Adjusted Partial Surrender

When you request a partial surrender, your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial surrender. Under certain circumstances, the adjusted partial surrender may be more than the dollar amount of your surrender request. This will generally be the case if the guaranteed minimum death benefit exceeds the policy value at the time of surrender. It is also possible that if a death benefit is paid after you have made a partial surrender, then the total amount paid could be less than the total premium payments. We have included a detailed explanation of this adjustment in the SAI. This is referred to as “adjusted partial surrender” in your policy. If you have a qualified policy, minimum required distribution rules may require you to request a partial surrender.

9.	TAXES

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

Annuity Policies in General

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until taken out. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy—qualified or nonqualified.

You will generally not be taxed on increases in the value of your policy until a distribution occurs (either as a surrender or as annuity payments).

Qualified and Nonqualified Policies

If you purchase the policy under an individual retirement annuity, a 403(b) plan, a pension plan, or certain other employer-sponsored programs, your policy is referred to as a qualified policy.

Qualified policies are issued in connection with the following:

•

Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the policy. A Roth IRA also allows individuals to make contributions to the policy, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.

•

Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the policy on a pre-tax basis.

•

Corporate Pension and Profit-Sharing and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the policy on a pre-tax basis.

•	Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the policy.

There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified

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policy. Other restrictions may apply including terms of the plan in which you participate.

If you purchase the policy as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your policy is referred to as a nonqualified policy.

Surrenders-Qualified Policies Generally

There are special rules that govern qualified policies. Generally, these rules restrict:

•	the amount that can be contributed to the policy during any year;

•	the time when amounts can be paid from the policy; and

•	the amount of any death benefit that may be allowed.

In the case of a withdrawal under a qualified policy, a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. In some cases, your “investment in the contract” can be zero.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy. We have provided more information in the SAI.

If you are attempting to satisfy minimum required distribution rules through partial surrenders, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed.

The Internal Revenue Code generally requires that interests in a qualified policy be nonforfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax advisor before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Surrenders-403(b) Policies

The rules described above for qualified policies generally apply to 403(b) policies. However, specific rules apply to surrenders from certain 403(b) policies. The Internal Revenue Code limits partial withdrawals and surrenders from certain 403(b) policies. Partial withdrawals and surrenders can generally only be made when an owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Internal Revenue Code); or

•	declares hardship. However, in the case of hardship, the owner can only surrender the premium payments and not any earnings.

Defaulted loans from Code Section 403(b) arrangements, and pledges and assignments of qualified policies generally are taxed in the same manner as surrenders from such policies. Please refer to the SAI for further information applicable to distributions from 403(b) policies.

Surrenders-Nonqualified Policies

The information above describing the taxation of qualified policies does not apply to nonqualified policies. If you take a partial withdrawal or surrender (including systematic payouts and payouts under an optional feature, if any) from a nonqualified policy before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from earnings and then from your premium payments. If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then

31

your account value immediately before the surrender may have to be increased by any positive excess interest adjustments that result from the surrender. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax advisor.

When you make a surrender you are taxed on the amount of the surrender that is earnings. If you make a surrender, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract,” which is generally your premiums paid (adjusted for any prior surrenders or portions thereof that were not taxable). In general, loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. Different rules apply for annuity payments. See “Annuity Payments” below.

The Internal Revenue Code also provides that surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty tax. They include, among others, any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes disabled (as that term is defined in the Internal Revenue Code);

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•	paid under an immediate annuity; or

•	which come from premium payments made prior to August 14, 1982.

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•

Fixed payments-by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

•

Variable payments-by dividing the “investment in the contract” on the annuity commencement date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if

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any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

You should consult a tax advisor before electing the Initial Payment Guarantee or a feature with stabilized payments.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The policy must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity. These diversification and distribution requirements are discussed in the SAI. We may modify the policy to attempt to maintain favorable tax treatment.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Policy, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-skipping transfer tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity purchases by residents of Puerto Rico

The Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by

33

legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax advisor prior to selecting any optional benefit under the policy.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under Federal tax law.

10.	ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the accumulation phase) to receive regular payments from your policy by using the Systematic Payout Option. Under this option, you can receive the greater of (1) or (2), divided by the number of payouts made per year, where: (1) up to 10% of your premium payments (reduced by prior withdrawals in that policy year); or (2) is any gains in the policy.

This amount may be taken free of surrender charges. Any payment in excess of the cumulative interest credited at the time of the payment may be subject to an excess interest adjustment.

Payments can be made monthly, quarterly, semi-annually, or annually and will not begin until one payment period from the date we receive your instructions at our administrative and service office. Each payment must be at least $50. Monthly and quarterly payments may be required to be taken by electronic funds transfer directly to your checking or savings account.

If you are receiving payment using the Systematic Payout Option and a lump sum withdrawal is taken, such that future Systematic Payout Option payments in that policy year will exceed the total annual surrender charge – free amount, then we will adjust future Systematic Payout Option payments to reflect your remaining surrender charge – free amount for that policy year, if any. If, after a lump sum withdrawal there is no remaining surrender charge – free amount the Systematic Payment Option will be stopped.

There is no charge for this benefit.

Initial Payment Guarantee

You may only elect to purchase the Initial Payment Guarantee at the time you annuitize your policy. You cannot terminate this payment guarantee (or eliminate the charge for it) after you have elected it. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.

The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.

With the Initial Payment Guarantee, you receive stabilized annuity payments that are guaranteed to never be less than a percentage of the initial payment. The guaranteed percentage is subject to change from time to time; however once you annuitize and elect the rider, the guaranteed percentage will not change during

34

the life of the rider. Contact us for the current guaranteed percentage.

In addition, with this guarantee your annuity payments are stabilized, or held level, throughout each year. The payment amount is adjusted once each year to reflect the investment performance of your selected investment option(s) over the preceding year (but your payments will not be less than the guaranteed minimum).

Rider Fee. There is a charge for the Initial Payment Guarantee, which is in addition to the base product mortality and expense risk fee and administrative charge. This fee is reflected in the amount of the annuity payments that you receive if you select the Initial Payment Guarantee. It is reflected in the calculation of the annuity unit values.

The Initial Payment Guarantee fee is currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts. We can charge the fee, and you pay whatever the fee is when you annuitize.

Other Terms and Conditions. The Initial Payment Guarantee uses a 5% assumed investment return to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5%. The payments will increase if actual investment performance (net of fees and expenses) exceeds the assumed investment return, and decrease if actual performance is below the assumed investment return (but not below the guaranteed level).

Termination. The Initial Payment Guarantee is irrevocable.

The Initial Payment Guarantee may vary for certain policies and may not be available for all policies.

Nursing Care and Terminal Condition Withdrawal Option

No surrender charges or excess interest adjustment will apply if you make a surrender ($1,000 minimum), under certain circumstances, because you or your spouse has been:

•	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or

•	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

You may exercise this benefit at any time (during the accumulation phase). There is no charge for this benefit.

This benefit may vary for certain policies and may not be available for all policies.

Unemployment Waiver

No surrender charges or excess interest adjustment will apply to surrenders after you or your spouse become unemployed in certain circumstances, because you were terminated, laid off, or otherwise lost your job involuntarily. In order to qualify, you (or your spouse, whichever is applicable) must have been:

•	employed full time for at least two years prior to becoming unemployed;

•	employed full time on the policy date;

•	unemployed for at least 60 days in a row at the time of surrender;

•	must have a minimum cash value at the time of surrender of $5,000; and

•	you (or your spouse) must be receiving unemployment benefits.

You must provide written proof from your State’s Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of surrender.

You may select this benefit at any time (during the accumulation phase) and there is no charge for this benefit.

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

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This benefit may vary for certain policies and may not be available for all policies.

Telephone Transactions

You may generally make transfers and change the allocation of additional premium payments by telephone IF:

•	you select the “Telephone Transfer/Reallocation Authorization” box in the policy application or enrollment information; or

•	you later complete an authorization form.

You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine. We reserve the right to revoke your telephone transaction privileges at any time without revoking all policy owners’ telephone transfer privileges.

Telephone requests must be received at our administrative and service office while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. We may discontinue this option at any time.

We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, our offices may be closed during severe circumstances or other emergencies. There may be interruptions in service beyond our control, and if the volume of calls is unusually high, we might not have anyone available, or lines available, to take your call.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more variable subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.

There are two Dollar Cost Averaging programs which may be available under your policy:

•	Traditional — You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started.

•

Special — You may elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment option into a Special Dollar Cost Averaging program.

A minimum of $500 per transfer is required. A minimum of $3,000 is required to start a 6-month program and $6,000 is required to start a 12-month program. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly.

You can elect to transfer from one of the fixed or variable sources listed on the Dollar Cost Averaging election form (only fixed sources are available for special Dollar Cost Averaging programs).

A Dollar Cost Averaging program will begin once we have received all necessary information and the minimum required amount. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

IF:

•	we do not receive all necessary information to begin an initial Dollar Cost Averaging program within 30 days of allocating the minimum required amount to a Dollar Cost Averaging program; or

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•	we do not receive the minimum required amount to begin an initial Dollar Cost Averaging program within 30 days of allocating an insufficient amount;

THEN:

•	any amount in a fixed source will be transferred to the money market investment option; and

•	any amount in a variable source will remain in that variable investment option; and

•	new instructions will be required to begin a Dollar Cost Averaging program.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed and the additional premium meets the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, start a new Dollar Cost Averaging program using the previous instructions.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed, and the additional premium does not meet the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, allocate the additional premium as identified in the previous Dollar Cost Averaging program.

IF:

•	you discontinue a Dollar Cost Averaging program before its completion;

THEN:

•	we will, absent new instructions to the contrary, transfer any remaining balance directly into the subaccounts in the Dollar Cost Averaging instructions.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions.

There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies. See your policy for availability of the fixed account options.

Asset Rebalancing

During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called Asset Rebalancing and can be started and stopped at any time. However, we will not rebalance if you are in the Dollar Cost Averaging program or if any other transfer is requested. If a transfer is requested, we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to start Asset Rebalancing. Asset Rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

There is no charge for this benefit.

11.	OTHER INFORMATION

Ownership

You, as owner of the policy, exercise all rights under the policy. You can change the owner at any time by notifying us in writing at our administrative and service office. An ownership change may be a taxable event.

Assignment

You can also generally assign the policy any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment at our administrative and service office. We will not be liable for any payment or other action we take in accordance with the policy before we receive notice of the assignment. There may be limitations on your ability to

37

assign a qualified policy. An assignment may have tax consequences.

Monumental Life Insurance Company

Monumental Life Insurance Company is an Iowa stock life insurance company incorporated on March 5, 1858. It is engaged in the sale of life and health insurance and annuity policies. Monumental is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Monumental is licensed in all states except New York, the District of Columbia, Guam and Puerto Rico.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company.

The Separate Account

The Company established a separate account, called Separate Account VA WM, under the laws of the State of Maryland on October 10, 2006. The separate account receives and invests the premium payments that are allocated to it for investment in shares of the underlying fund portfolios.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or the Company. Income, gains and losses (whether or not realized), from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to the Company’s other income, gains or losses.

The assets of the separate account are held in the Company’s name on behalf of the separate account and belong to the Company. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business the Company may conduct. The separate account may include other subaccounts that are not available under these policies.

Mixed and Shared Funding

Before making a decision concerning the allocation of premium payments to a particular subaccount, please read the prospectuses for the underlying fund portfolios. The underlying fund portfolios are not limited to selling their shares to this separate account and can accept investments from any insurance company separate account or qualified retirement plan. Since the underlying fund portfolios are available to registered separate accounts offering variable annuity products of the Company, as well as variable annuity and variable life products of other insurance companies, and qualified retirement plans, there is a possibility that a material conflict may arise between the interests of this separate account and one or more of the other separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies, including the Company, agree to take any necessary steps to resolve the matter. This may include removing their separate accounts from the underlying fund portfolios. See the underlying fund portfolios’ prospectuses for more details.

Exchanges and Reinstatements

You can generally exchange one annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity and there will be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange another annuity for this one unless you

38

determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

You may surrender your policy and transfer your money directly to another life insurance company (sometimes referred to as a 1035 Exchange or a trustee-to-trustee transfer). You may also ask us to reinstate your policy after such a transfer by returning the same total dollar amount of funds to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then current price. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and/or reinstatements.

Voting Rights

To the extent required by law, the Company will vote all shares of the underlying fund portfolios held in the separate account in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of policy owners (assuming the underlying fund portfolio determines they represent a quorum) to determine the outcome of a vote, especially if they have large policy values. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have policy values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Distributor of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the policies. We may reimburse TCI for certain expenses it incurs in the distribution of the policies (e.g., commissions payable to selling firms selling the Policies, as described below.) TCI markets the policies through the banking channel and serves as the wholesaler to national brokerage firms, regional and independent broker-dealers and independent financial planners.

Compensation to Broker-Dealers Selling the Policies. The policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay commissions through TCI to the selling firms for their sales of the policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the policies, that is, to provide sales support and training to sales representatives at the selling firms. We also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to the policies that have already been purchased.

The selling firms who have selling agreements with us and TCI are paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 6.50% of premiums (additional amounts may be paid as overrides to whole- salers).

To the extent permitted by FINRA rules of the Financial Industry Regulatory Authority, TCI may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash

39

compensation to some, but not all, selling firms. These arrangements are described further below.

The registered representative who sells you the policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation Paid to Affiliated Firms. We and/or our affiliates provide paid-in capital to TCI and pay the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.

TCI’s registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan forgiveness or loan guaranties.

Additional Compensation that We and our Affiliates Pay to Selected Selling Firms. TCI, in connection with the sales of the policies, may pay certain selling firms additional cash amounts for “preferred product” treatment of the policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCI with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, and events and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, TCI and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the policies and other criteria. For instance, in 2007, TCI, in connection with the sales of our policies, made flat fee payments to several selling firms ranging from $12,500 to $500,000, and payments of between 0.10% and 0.25% on new sales. TCI also paid selling firm’s special fees based on new sales and/or assets under management.

During 2007, we and/or TCI had entered into such “preferred product” arrangements with the following selling firms:

Centaurus Financial

Citizens Bank

Compass Bancshares

Huntington Investments

LPL Financial

M & T Bank

Merrill Lynch

Raymond James Financial Group

Raymond James and Associates

Smith Barney/Citigroup

Stifel Nicholas

Suntrust

UBS Paineweber Financial Services

US Bancorp

Wachovia Securities/Wachovia Bank

During 2007, in conjunction with TCI, we paid the following amounts (in addition to sales commissions) to

40

the top 10 selling firms (in terms of amounts paid):

Name of Firm	Amount Paid in 2007
Wachovia Securities/Wachovia Bank	$1,201,395
Merrill Lynch	$819,400
Smith Barney/Citigroup	$776,202
LPL Financial	$690,374
UBS Financial	$559,021

Raymond James Financial Services	$396,697
Raymond James and Associates	$140,344
M & T Bank	$138,354
Huntington Investments	$97,938
Suntrust Bank	$95,000

No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

IMSA

We are a member of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance, and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the “Consumer” section or by contacting IMSA at: 240-744-3030.

Legal Proceedings

There are no legal proceedings to which the separate account is a party or to which the assets of the separate account are subject. The Company, like other life insurance companies, is involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account, on the ability of TCI, to perform under its principal underwriting agreement, or on the ability of the Company to meet its obligations under the policy.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary of Terms
The Policy-General Provisions
Certain Federal Income Tax Consequences
Investment Experience
Historical Performance Data
Published Ratings
State Regulation of Monumental
Administration
Records and Reports
Distribution of the Policies
Voting Rights
Other Products
Custody of Assets
Legal Matters
Independent Registered Public Accounting Firm
Other Information
Financial Statements

41

STATEMENT OF ADDITIONAL INFORMATION

FLEXIBLE PREMIUM VARIABLE ANNUITY – GM

Issued through

SEPARATE ACCOUNT VA WM

Offered by

MONUMENTAL LIFE INSURANCE COMPANY

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Flexible Premium Variable Annuity – GM offered by Monumental Life Insurance Company (“the Company”). You may obtain a copy of the prospectus dated May 1, 2008 by calling 1-800-525-6205, or by writing to the Administrative and Service Office, 4333 Edgewood Rd. N.E., Cedar Rapids, Iowa 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.

Dated: May 1, 2008

GLOSSARY OF TERMS

Accumulation Unit — An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value — The policy value increased or decreased by any excess interest adjustments.

Administrative and Service Office — Monumental Life Insurance Company, Attention: Customer Care Group 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, (800) 525-6205.

Annuitant — The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date — The date upon which annuity payments are to commence. This date may be any date at least thirty days after the policy date and may not be later than the last day of the policy month following the month after the annuitant attains age 98. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Annuity Payment Option — A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit — An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Beneficiary — The person who has the right to the death benefit as set forth in the policy.

Business Day — A day when the New York Stock Exchange is open for regular trading.

Cash Value — The adjusted policy value less any applicable surrender charge and less any rider fees (imposed upon surrender).

Code — The Internal Revenue Code of 1986, as amended.

Enrollment form — A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Excess Interest Adjustment — A positive or negative adjustment to amounts surrendered (both partial and full surrenders and transfers) or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by the Company since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon surrender (either full or partial) or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

3

Excess Partial Surrender — The portion of a partial surrender (surrender) that exceeds the penalty free amount.

Fixed Account — One or more investment choices under the policy that are part of the Company’s general assets and which are not in the separate account.

Guaranteed Period Options — The various guaranteed interest rate periods of the fixed account, which the Company may offer and into which premiums may be paid or amounts may be transferred.

Nonqualified Policy — A policy other than a qualified policy.

Owner (You) — The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner in the information that we require to issue a policy.

Policy Date — The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value — On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•	partial surrenders (including the net effect of any applicable excess interest adjustment and/or surrender charges on such surrenders); plus

•	interest credited in the fixed account; plus

•	accumulated gains in the separate account; minus

•	losses in the separate account; minus

•	service charges, rider fees, premium taxes, and transfer fees and any other charges, if any.

Policy Year — A policy year begins on the date on the policy becomes effective and on each anniversary thereof.

Premium Payment — An amount paid to the Company by the owner or on the owner’s behalf as consideration for the benefits provided by the policy.

Qualified Policy — A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account — Separate Account VA WM, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Service Charge — An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses. This annual charge is $35, but will not exceed 2% of the policy value.

Subaccount — A subdivision within the separate account, the assets of which are invested in a specified portfolio of the underlying fund portfolios.

4

Supportable Payment — The amount equal to the sum of the variable annuity unit values times the number of variable annuity units in each of the selected subaccounts

Surrender Charge — A percentage of each premium payment depending upon the length of time from the date of each premium payment. The surrender charge is assessed on full or partial surrenders from the policy. A surrender charge may also be referred to as a “contingent deferred sales charge.”

Valuation Period — The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of such values. Such determination shall be made on each business day.

Variable Annuity Payments — Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice — Written notice, signed by the owner, that gives the Company the information it requires and is received at the administrative and service office. For some transactions, the Company may accept an electronic notice, such as telephone instructions, instead of written notice. Such written or electronic notice must meet the requirements the Company establishes for such notices.

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5

In order to supplement the description in the prospectus, the following provides additional information about the Company and the policy, which may be of interest to a prospective purchaser.

THE POLICY — GENERAL PROVISIONS

Owner

The policy shall belong to the owner upon issuance of the policy after completion of an enrollment form and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with the Company’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of your spouse in a community or marital property state.

Unless the Company has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

Note carefully. If the owner predeceases the annuitant and no joint owner, primary beneficiary, or contingent beneficiary is alive or in existence on the date of death, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy.

The owner may change the ownership of the policy in a written notice. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, subject to any payment the Company has made or action the Company has taken before recording the change. Changing the owner does not change the designation of the beneficiary or the annuitant.

If ownership is transferred to a new owner (except to the owner’s spouse) because the owner dies before the annuitant, the cash value generally must be distributed to the new owner within five years of the owner’s death, or payments must be made for a period certain or for the new owner’s lifetime so long as any period certain does not exceed that new owner’s life expectancy, if the first payment begins within one year of your death.

Entire Policy

The policy, any endorsements or riders thereon, the enrollment form, or information provided in lieu thereof, constitute the entire contract between the Company and the owner. All statements in the enrollment form are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the enrollment form or information provided in lieu thereof.

6

Misstatement of Age or Sex

If the age or sex of the annuitant or owner has been misstated, the Company will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by the Company shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by the Company due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to the Company.

Addition, Deletion, or Substitution of Investments

The Company cannot and does not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. The Company retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. The Company reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying fund portfolios, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in the Company’s judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from affecting an exchange between series or classes of variable annuity policies on the basis of your requests.

New subaccounts may be established when, in the sole discretion of the Company, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by the Company. Each additional subaccount will purchase shares in a mutual fund portfolio, or other investment vehicle. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, the Company will notify you and request a reallocation of the amounts invested in the eliminated subaccount.

Similarly, Monumental may, at its discretion, close a subaccount to new investment (either transfers or premium payments). Any amounts that would otherwise be invested in a closed subaccount (for premium allocations, portfolio rebalancing, dollar cost averaging, automatic checking account or payroll deductions for period premiums, etc.) will, if you do not provide instructions for a new allocation be invested in the subaccount that invests in the Transamerica Money Market Portfolio (or in a similar portfolio of money market instruments). If a portfolio of money market instruments is unavailable, Monumental will reinvest the amounts in another subaccount, or in the fixed account, if appropriate.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, the Company also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who

7

have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying fund portfolios, or substitute a new fund for an existing fund.

Excess Interest Adjustment

Money that you surrender from, transfer out of, or apply to an annuity payment option, from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a surrender, if interest rates set by the Company have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the adjusted policy value for a guaranteed period option below the premium payments and transfers to that guaranteed period option, less any prior partial surrenders and transfers from the guaranteed period option, plus interest at the policy’s minimum guaranteed effective annual interest rate. This is referred to as the excess interest adjustment floor.

The formula that will be used to determine the excess interest adjustment is:

S* (G-C)* (M/12)

S	=	Gross amount being surrendered that is subject to the excess interest adjustment

G	=	Guaranteed interest rate in effect for the policy

C	=	Current guaranteed interest rate then being offered on new premiums for the next longer option period than “M”. If this policy form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2%.

M	=	Number of months remaining in the current option period, rounded up to the next higher whole number of months.

*	=	multiplication

^	=	exponentiation

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Example 1 (Full Surrender, rates increase by 3%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of policy year 2
Policy value at middle of policy year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative Earnings	= 54,181.21 – 50,000.00 = 4,181.21
10% of Premium	= 50,000.00 * .10 = 5,000.00
Penalty free amount at middle of policy year 2	= 5,000.00
Amount free of excess interest adjustment	= 4,181.21
Amount subject to excess interest adjustment	= 54,181.21 – 4,181.21 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 1.5 = 51,129.21
Excess interest adjustment
G = .055
C = .085
M = 42
Excess interest adjustment	= S* (G-C)* (M/12)
= 50,000.00 * (.055-.085) * (42/12)
= –5,250.00, but excess interest adjustment cannot cause the adjusted policy value to fall below the excess interest adjustment floor, so the adjustment is limited to 51,129.21 – 54,181.21 = –3,052.00
Adjusted policy value	= policy value + excess interest adjustment = 54,181.21 + (-3,052.00) = 51,129.21
Portion of penalty-free amount which is deducted from cumulative earnings	= cumulative earnings = 4,181.21
Portion of penalty-free amount which is deducted from premium	= 5,000 – 4, 181.21 = 818.79
Surrender charges	= (50,000.00 – 818.79)* .08 = 3,934.50
Net surrender value at middle of policy year 2	= 51,129.21 – 3,934.50 = 47,194.71

Upon full surrender of the policy, the net surrender value will never be less than that required by the non-forfeiture laws of your state.

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Example 2 (Full Surrender, rates decrease by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of policy year 2
Policy value at middle of policy year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative Earnings	= 54,181.21 – 50,000.00 = 4,181.21
10% of Premium	= 50,000.00 * .10 = 5,000.00
Penalty free amount at middle of policy year 2	= 5,000.00
Amount free of excess interest adjustment	= 4,181.21
Amount subject to excess interest adjustment	= 54,181.21 – 4,181.21 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 1.5 = 51,129.21
Excess interest adjustment
G = .055
C = .045
M = 42
Excess interest adjustment	= S* (G-C)* (M/12)
= 50,000.00 * (.055-.045) * (42/12) = 1,750.00
Adjusted policy value	= 54,181.21 + 1,750.00 = 55,931.21
Portion of penalty-free amount which is deducted from cumulative earnings	= cumulative earnings = 4,181.21
Portion of penalty-free amount which is deducted from premium	= 5,000.00 – 4, 181.21 = 818.79
Surrender charges	= (50,000.00 – 818.79) * .08 = 3,934.50
Net surrender value at middle of policy year 2	= 55,931.21 – 3,934.50 = 51,996.71

Upon full surrender of the policy, the net surrender value will never by less than that required by the non-forfeiture laws of your state.

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On a partial surrender, the Company will pay the policyholder the full amount of surrender requested (as long as the policy value is sufficient). Amounts surrendered will reduce the policy value by an amount equal to:

R – E + SC

R	=	the requested partial surrender;
E	=	the excess interest adjustment; and
SC	=	the surrender charges on (EPW – E); where
EPW	=	the excess partial withdrawal amount.

Example 3 (Partial Surrender, rates increase by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000 (requested withdrawal amount after penalties); middle of policy year 2
Policy value at middle of policy year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative Earnings	= 54,181.21 – 50,000.00 = 4,181.21
10% of Premium	= 50,000.00 * .10 = 5,000.00
Penalty free amount at middle of policy year 2	= 5,000.00
Amount free of excess interest adjustment	= 4,181.21
Excess interest adjustment/surrender charge
S = 20,000 – 4,181.21 = 15,818.79
G = .055
C = .065
M = 42
E = 15,818.79 * (.055 – .065) * (42/12) = -553.66
EPW = 20,000.00 – 5,000.00 = 15,000.00

To receive the full $20,000 partial surrender amount, we must “gross-up” the EPW amount to account for the surrender charges to be deducted. This is done by dividing the EPW by (1 – surrender charge).

New EPW = 15,000/(1 – .08) = 16,304.35

SC = .08 * (16,304.35 – (–553.66)) = 1,348.64
Remaining policy value at middle of policy year 2	= 54,181.21 – (R – E + surrender charge)
= 54,181.21 – (20,000.00 – (–553.66) + 1,348.64) = 32,278.91

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Example 4 (Partial Surrender, rates decrease by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000; middle of policy year 2
Policy value at middle of policy year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative Earnings	= 54,181.21 – 50,000.00 = 4,181.21
10% of Premium	= 50,000.00 * .10 = 5,000.00
Penalty free amount at middle of policy year 2	= 5,000.00
Amount free of excess interest adjustment	= 4,181.21
Excess interest adjustment/surrender charge
S = 20,000 – 4,181.21 = 15,818.79
G = .055
C = .045
M = 42
E = 15,818.79 * (.055 – .045)* (42/12) = 553.66
EPW = 20,000.00 – 5,000.00 = 15,000.00

To receive the full $20,000 partial surrender amount, we must “gross-up” the EPW amount to account for the surrender charges to be deducted. This is done by dividing the EPW by (1 – surrender charge).

New EPW = 15,000/(1 – .08) = 16,304.35

SC = .08 * (16,304.35 – 553.66) = 1,260.06
Remaining policy value at middle of policy year 2	= 54,181.21 – (R – E + surrender charge)
= 54,181.21 – (20,000.00 – 553.66 + 1,260.06) = 33,474.81

Reallocation of Annuity Units After the Annuity Commencement Date

After the annuity commencement date, you may reallocate the value of a designated number of annuity units of a subaccount then credited to a policy into an equal value of annuity units of one or more other subaccounts or the fixed account. The reallocation shall be based on the relative value of the annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the annuity units remaining in an account or subaccount after a reallocation is less than $10, the Company reserves the right to include the value of those annuity units as part of the transfer. The request must be in writing to the Company’s administrative and service office. There is no charge assessed in connection with such reallocation. A reallocation of annuity units may be made up to four times in any given policy year.

After the annuity commencement date, no transfers may be made from the fixed account to the separate account.

Annuity Payment Options

Note: Portions of the following discussion do not apply to annuity payments under the Initial Payment Guarantee. See the “Stabilized Payments” section of this SAI.

During the lifetime of the annuitant and prior to the annuity commencement date, the owner may choose an annuity payment option or change the election, but notice of any election or change of election must be received by the

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Company at its administrative and service office at least thirty (30) days prior to the annuity commencement date (elections less than 30 days require prior approval). If no election is made prior to the annuity commencement date, annuity payments will be made under (1) Payment Option 3, life income with level fixed payments for 10 years certain, using the existing adjusted policy value of the fixed account, or (2) under Payment Option 3, life income with variable payments for 10 years certain using the existing policy value of the separate account, or (3) a combination of (1) and (2).

The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount the Company has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells the Company in writing and the Company agrees.

Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For annuity payments the tables are based on a 5% effective annual Assumed Investment Return and the “2000 Table”, using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for male, 50% of G for females). The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary.

Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state law) and adjusted age of the annuitant. For regular annuity payments, the adjusted age is the annuitant’s actual age nearest birthday, on the annuity commencement date, adjusted as follows:

Annuity Commencement Date	Adjusted Age
Before 2010	Actual Age
2010-2019	Actual Age minus 1
2020-2026	Actual Age minus 2
2027-2033	Actual Age minus 3
2034-2040	Actual Age minus 4
After 2040	As determined by the Company

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units which are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant. This amount is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.

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Death Benefit

Adjusted Partial Surrender. If you make a partial surrender (withdrawal), then your guaranteed minimum death benefit is reduced by an amount called the adjusted partial surrender. The reduction amount depends on the relationship between your death benefit and policy value. The adjusted partial surrender is equal to (1) plus (2) multiplied by (3), where:

(1)	is the amount of the gross partial surrender that is less than the remaining annual adjustment-free amount for the policy year. For the Return of Premium death benefit this amount is equal to zero;

(2)	is the gross partial surrender amount that exceeds the annual adjustment-free amount (excess gross partial surrender);

(3)	is the adjustment factor = current death proceeds after the annual free surrender amount but prior to the excess gross partial surrender divided by the policy value after the free amount but prior to the gross partial surrender.

The following examples describe the effect of a surrender on the guaranteed minimum death benefit and policy value.

Example 1 (Assumed Facts for Example)

current guaranteed minimum death benefit before surrender	$75,000
current policy value before surrender	$50,000
current death proceeds	$75,000
current surrender charge percentage	6%
requested surrender (requested amount including penalties)	$15,000
remaining guaranteed minimum death benefit adjustment free amount	$3,000
surrender charge-free amount (assumes penalty free surrender is available)	$5,000
excess partial surrender (amount subject to surrender charge)	$10,000
excess interest adjustment (assumes interest rates have decreased since initial guarantee)	$100
surrender charge on (excess partial surrender less excess interest adjustment) = 0.06* (10,000 – 100)	$594
reduction in policy value due to excess partial surrender = 10,000 – 100 + 594	$10,494
total Gross Partial Surrender	$15,494
adjusted partial surrender = 3,000 + (15,494 – 3,000) * (75,000 – 3,000) / (50,000 – 3,000)	$22,140
new guaranteed minimum death benefit (after surrender) = 75,000 – 22,140	$52,860
new policy value (after surrender) = 50,000 – 15,494	$34,506

Summary:

Reduction in guaranteed minimum death benefit	=$	22,140
Reduction in policy value	=$	15,494

Note, guaranteed minimum death benefit is reduced more than the policy value since the guaranteed minimum death benefit was greater than the policy value just prior to the surrender.

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Example 2 (Assumed Facts for Example)

current guaranteed minimum death benefit before surrender	$50,000
current policy value before surrender	$75,000
current death proceeds	$75,000
current surrender charge percentage	6%
requested surrender (requested amount including penalties)	$15,000
remaining guaranteed minimum death benefit adjustment free surrender amount	$1,000
surrender charge-free amount (assumes penalty free surrender is available)	$7,500
excess partial surrender (amount subject to surrender charge)	$7,500
excess interest adjustment (assumes interest rates have increased since initial guarantee)	$–100
surrender charge on (excess partial surrender less excess interest adjustment) = 0.06*[(7500 – (– 100)]	$456
reduction in policy value due to excess partial surrender = 7500 – (– 100) + 456 = 7500 + 100 + 456	$8,056
total Gross Partial Surrender = 7,500 + 8,056	$15,556
adjusted partial surrender = 1,000 + (7,500 + 8056 – 1,000) * (75,000 – 1,000) / (75,000 – 1,000)	$15,556
new guaranteed minimum death benefit (after surrender) = 50,000 – 15,556	$34,444
new policy value (after surrender) = 75,000 – 15,556	$59,444

Summary:

Reduction in guaranteed minimum death benefit	=$	15,556
Reduction in policy value	=$	15,556

Note, the guaranteed minimum death benefit and policy value are reduced by the same amount since the policy value was higher than the guaranteed minimum death benefit just prior to the surrender.

Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to the Company will constitute due proof of death.

Upon receipt (at our administrative and service office) of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as the Company has sufficient information about the beneficiary to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options described above, unless a settlement agreement is effective at the death of the owner preventing such election.

Distribution Requirements. If the annuitant dies prior to the annuity commencement date, (1) the death benefit must be distributed within five years of the date of the deceased’s death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner’s death and must be made for the beneficiary’s lifetime or for a period certain (so long as any period certain does not exceed the beneficiary’s life expectancy). Death proceeds, which are not paid to or for the benefit of a natural person, must be distributed within five years of the date of the deceased’s death. If the sole beneficiary is the deceased’s surviving spouse, however, such spouse may elect to continue the policy as the new annuitant and owner instead of receiving the death benefit.

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If an owner is not an annuitant, and dies prior to the annuity commencement date, certain distribution requirements apply. See “Death of Owner” below.

Beneficiary. The beneficiary designation in the enrollment form will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to the Company. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the notice is received by the Company. The Company will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If upon the death of the annuitant there is a surviving owner(s), the surviving owner(s) automatically takes the place of any beneficiary designation.

Death of Owner

Federal tax law requires that if any owner (including any joint owner who has become a current owner) dies before the annuity commencement date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) the owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the annuity commencement date. See “Certain Federal Income Tax Consequences” for more information about these rules. Other rules may apply to qualified policies.

Assignment

During the lifetime of the annuitant you may assign any rights or benefits provided by the policy if your policy is a nonqualified policy. An assignment will not be binding on the Company until a copy has been filed at its administrative and service office. Your rights and benefits and those of the beneficiary are subject to the rights of the assignee. The Company assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.

Unless you so direct by filing written notice with the Company, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary’s creditors.

Ownership under qualified policies is restricted to comply with the Code.

Evidence of Survival

The Company reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until the Company receives such evidence.

Non-Participating

The policy will not share in the Company’s surplus earnings; no dividends will be paid.

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Amendments

No change in the policy is valid unless made in writing by the Company and approved by one of the Company’s officers. No registered representative has authority to change or waive any provision of the policy.

The Company reserves the right to amend the policies to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.

Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of the Company or its affiliated companies or their immediate family. In such a case, the Company may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs the Company experiences on those purchases. The Company may offer certain employer sponsored savings plans, in its discretion reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which the Company is not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

Present Value of Future Variable Payments

The present value of future period certain variable payments is calculated by taking (a) the supportable payment on the business day we receive the surrender request, times (b) the number of payments remaining, multiplied by a discounted rate (such as the assumed investment rate or “AIR”).

Stabilized Payments

If you have selected a payout feature that provides for stabilized payments (e.g., the Initial Payment Guarantee), please note that the stabilized payments remain constant throughout each year and are adjusted on your annuitization anniversary. Without stabilized payments, each payment throughout the year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of annuity units. The units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of surrender values, death benefits and transfers. On your annuitization anniversary we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable annuity units, your participation in the future investment performance will be increased since more variable annuity units are credited to you. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance will be decreased since fewer variable annuity units are credited to you.

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The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the separate account expenses.

Hypothetical Changes in Annuity Units with Stabilized Payments*

AIR	5.0%
Life & 10 Year Certain
Male aged 65
First Variable Payment	$500

		Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments In Annuity Units	Cumulative Adjusted Annuity Units
At Issue:	January 1	400.0000	1.250000	$500.00	$500.00	0.0000	400.0000
	February 1	400.0000	1.252005	$500.80	$500.00	0.0041	400.0041
	March 1	400.0000	1.252915	$501.17	$500.00	0.0059	400.0100
	April 1	400.0000	1.245595	$498.24	$500.00	(0.0089)	400.0011
	May 1	400.0000	1.244616	$497.85	$500.00	(0.0108)	399.9903
	June 1	400.0000	1.239469	$495.79	$500.00	(0.0212)	399.9691
	July 1	400.0000	1.244217	$497.69	$500.00	(0.0115)	399.9576
	August 1	400.0000	1.237483	$494.99	$500.00	(0.0249)	399.9327
	September 1	400.0000	1.242382	$496.95	$500.00	(0.0150)	399.9177
	October 1	400.0000	1.242382	$496.95	$500.00	(0.0149)	399.9027
	November 1	400.0000	1.249210	$499.68	$500.00	(0.0016)	399.9012
	December 1	400.0000	1.252106	$500.84	$500.00	0.0040	399.9052
	January 1	399.9052	1.255106	$501.92	$501.92	0.0000	399.9052

*	The total separate account expenses and portfolio expenses included in the calculations are 3.50% (3.50% is a hypothetical figure). If higher expenses were charged, the numbers would be lower.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a policy, based on the Code, Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to “United States Persons,” and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts, or estates that are subject to United States federal income tax regardless of the source of their income.

Tax Status of the Policy

Diversification Requirements. Section 817(h) of the Code provides that in order for a non-qualified variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations issued under Section 817(h) (Treas. Reg. §1.817-5) apply a diversification requirement to each of the subaccounts. The separate

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account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity commencement date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity commencement date, the entire interest in the policy must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death that will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity commencement date, such owner’s surviving spouse becomes the sole new owner under the policy, then the policy may be continued with the surviving spouse as the new owner. Under the policy, the beneficiary is the person(s) designated by an owner/annuitant and the surviving joint owner is the beneficiary of an owner who is not the annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner. The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

The following discussion is based on the assumption that the policy qualifies as an annuity contract for federal income tax purposes.

Taxation of Annuities

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, and in the case of a qualified policy, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the policy that is not

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a natural person should discuss these with a competent tax adviser.

Withholding. The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. For certain qualified policies, the withholding rate varies according to the type of distribution and the owner’s tax status. For qualified policies taxable, “eligible, “rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution to an employee (or an employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the owner chooses a “direct rollover” from the plan to another tax-qualified plan or IRA. Different withholding requirements may apply in the case of non-United States persons.

Qualified Policies. The qualified policy is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If a participant in a Section 401(a) plan is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2 . Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules.

We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code ($5,000 for 2008, $6,000 if age 50 or older), except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies

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intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the policy for qualification as an IRA and has not addressed in a ruling of general applicability whether the death benefit options and riders available with the policies comport with IRA qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $116,000 for single filers, $169,000 for married filing jointly, and $10,000 for married filing separately. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code ($5,000 for 2008, $6,000 if age 50 or older). Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Therefore, employers using the policy in connection with such plans should consult their tax adviser. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed minimum withdrawal benefit prior to age 59 1/2.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in a pension or profit sharing plan. Therefore, employers using the policy in connection with such plans should consult their tax adviser.

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Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. The policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Taxation of the Company

The Company at present is taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of the Company and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account.

INVESTMENT EXPERIENCE

A “net investment factor” is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolios less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an accumulation unit.

Upon allocation to the selected subaccount, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at $1 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.

An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment

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performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The net investment factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

(3)	a per share credit or charge for any taxes determined by the Company to have resulted during the valuation period from the investment operations of the subaccount;

(b)	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is an amount representing the separate account charge and any optional benefit fees, if applicable.

Illustration of Separate Account Accumulation Unit Value Calculations

(Assumes Annual Step Up Death Benefit)

Formula and Illustration for Determining the Net Investment Factor

Net Investment Factor =	(A + B – C) – E
D

Where:

A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
	Assume	A = $11.57

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
	Assume	B = 0

C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
	Assume	C = 0

D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
Assume D = $11.40

E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees. Assume E totals 1.65% on an annual basis; On a daily basis, this equals .000044838.

Then, the net investment factor =	(11.57 + 0 – 0)	-.000044838 = Z = 1.014867443
(11.40)

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Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

Where:

A =	The accumulation unit value for the immediately preceding valuation period.

Assume = $X

B =	The net investment factor for the current valuation period.

Assume = Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the annual assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the annual assumed investment return. The value of a variable annuity unit in each subaccount was established at $1 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the variable annuity unit value for the subaccount on the immediately preceding business day;

(b)	is the net investment factor for that subaccount for the valuation period; and

(c)	is the investment result adjustment factor for the valuation period.

The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:

(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

(3)	a per share charge or credit for any taxes reserved for, which the Company determines to have resulted from the investment operations of the subaccount.

(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.25% of the daily net asset value of a fund share held in that subaccount. (For calculating Initial Payment Guarantee annuity payments, the factor is 1.25% higher at a rate of 2.50%).

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates vary according to the annuity option elected and the sex and adjusted age of the annuitant at

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the annuity commencement date. The policy also contains a table for determining the adjusted age of the annuitant.

Illustration of Calculations for Annuity Unit Value

and Variable Annuity Payments

Formula and Illustration for Determining Annuity Unit Value

Annuity Unit Value = A * B * C

Where:

A =	annuity unit value for the immediately preceding valuation period.

Assume = $X

B =	net investment factor for the valuation period for which the annuity unit value is being calculated.

Assume = Y

C =	a factor to neutralize the annual assumed investment return of 5% built into the Annuity Tables used.

Assume = Z

Then, the annuity unit value is:

$X * Y * Z = $Q

Formula and Illustration for Determining Amount of

First Monthly Variable Annuity Payment

First monthly variable annuity payment =	A * B
$1,000

Where:

A =	the adjusted policy value as of the annuity commencement date.

Assume = $X

B =	the Annuity purchase rate per $1,000 of adjusted policy value based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the policy.

Assume = $Y

Then, the first monthly variable annuity payment =	$X * $Y = $Z
$1,000

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Formula and Illustration for Determining the Number of Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of annuity units =	A
B

Where:

A =	the dollar amount of the first monthly variable annuity payment.

Assume = $X

B =	the annuity unit value for the valuation date on which the first monthly payment is due.

Assume = $Y

Then, the number of annuity units =	$X = Z
$Y

HISTORICAL PERFORMANCE DATA

Money Market Yields

The Company may from time to time disclose the current annualized yield of the Transamerica Money Market Subaccount, which invests in the Transamerica Money Market Portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Transamerica Money Market Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the Transamerica Money Market Subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula:

Current Yield = ((NCS * ES)/UV) * (365/7)

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under a policy, the yield for the Transamerica Money Market Subaccount will be lower than the yield for the Transamerica Money Market Portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy. Surrender charges range from 8% to 0% of the amount of premium payments surrendered based on the number of years since the premium payment was made. However, surrender charges will not be assessed after the seventh policy year.

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The Company may also disclose the effective yield of the Transamerica Money Market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield = (1 + ((NCS – ES)/UV))365/7 – 1

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

The yield on amounts held in the Transamerica Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Transamerica Money Market Subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Transamerica Money Market Portfolio, the types and quality of portfolio securities held by the Transamerica Money Market Portfolio and its operating expenses.

Other Subaccount Yields

The Company may from time to time advertise or disclose the current annualized yield of one or more of the subaccounts (except the Transamerica Money Market Subaccount) for 30-day periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the subaccount less subaccount expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, (iii) compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the subaccount include (i) the administrative charges and (ii) the mortality and expense risk fee. The 30-day yield is calculated according to the following formula:

Yield = 2 * ((((NI – ES)/(U—UV)) + 1)6 –1)

Where:

NI	=	Net investment income of the subaccount for the 30-day period attributable to the subaccount’s unit.

ES	=	Expenses of the subaccount for the 30-day period.

U	=	The average number of units outstanding.

UV	=	The unit value at the close (highest) of the last day in the 30-day period.

Because of the charges and deductions imposed by the separate account, the yield for a subaccount will be lower than the yield for its corresponding portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy. Surrender charges range from 8% to 0% of the amount of premium payments surrendered based on the number of years since the premium payment was made.

The yield on amounts held in the subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any

27

given past period is not an indication or representation of future yields or rates of return. The types and quality of its investments and its operating expenses affect a subaccount’s actual yield.

Total Returns

The Company may from time to time also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

Total returns will be calculated using subaccount unit values which the Company calculates on each business day based on the performance of the separate account’s underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. Total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

P (1 + T)N = ERV

Where:

T	=	The average annual total return net of subaccount recurring charges.

ERV	=	The ending redeemable value of the hypothetical account at the end of the period.

P	=	A hypothetical initial payment of $1,000.

N	=	The number of years in the period.

Other Performance Data

The Company may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge percentage will be assumed to be 0%.

The Company may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will be 0%.

CTR = (ERV / P)-1

Where:

CTR	=	The cumulative total return net of subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data is also disclosed.

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Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular subaccount commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.

PUBLISHED RATINGS

The Company may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Ratings Services, Moody’s Investors Service and Fitch Financial Ratings. The purpose of the ratings is to reflect the financial strength of the Company. The ratings should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms.

STATE REGULATION OF MONUMENTAL

Monumental is subject to the laws of Maryland governing insurance companies and to regulation by the Maryland Division of Insurance. An annual statement in a prescribed form is filed with the Division of Insurance each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Division of Insurance includes periodic examination to determine the Company’s contract liabilities and reserves so that the Division may determine the items are correct. the Company’s books and accounts are subject to review by the Division of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

ADMINISTRATION

The Company performs administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by the Company. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, the Company will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments the Company sends to you) you may only receive quarterly confirmations.

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DISTRIBUTION OF THE POLICIES

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Effective May 1, 2007, our affiliate Transamerica Capital, Inc. (“TCI”) replaced our affiliate AFSG Securities Corporation (“AFSG”) as principal underwriter for the policies. TCI’s home office is located at 4600 S Syracuse St. Suite 1100 Denver, Colorado 80237-2719. TCI are our affiliates, and like us, are indirect, wholly owned subsidiaries of AEGON USA. TCI also serves as distributor of the policies and is registered as broker-dealers with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of FINRA. TCI is not a member of the Securities Investor Protection Corporation.

The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.

As of December 31, 2007, no amount was paid to TCI and/or the selling firms for their services regarding the policies because this separate account had not commenced operations. TCI passed through commissions it received to the selling firms for their respective sales, and did not retain any portion of those commissions in return for its services as principal underwriter of the policies. However, under the agreement between us and TCI, we pay TCI’s operating and other expenses.

We and TCI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

VOTING RIGHTS

To the extent required by law, the Company will vote the underlying fund portfolios’ shares held by the separate account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.

Before the annuity commencement date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular subaccount will be determined by dividing your policy value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.

After the annuity commencement date, the person receiving annuity payments has the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person’s number of votes

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will be determined by dividing the reserve for the policy allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.

The number of votes that you or the person receiving income payments has the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. The Company will solicit voting instructions by sending you, or other persons entitled to vote, written requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by the Company in which you, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.

Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

OTHER PRODUCTS

The Company makes other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment options or charges.

CUSTODY OF ASSETS

The Company holds assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from the Company’s general account assets. The Company maintains records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by the Company’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of the Company.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP, of Washington D.C. has provided legal advice to the Company relating to certain matters under the federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

There are no financial statements for the subaccounts because they had not commenced operations as of December 31, 2007. The statutory-basis financial statements and schedules of Monumental at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the

31

terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of your interest in the separate account will be affected solely by the investment results of the selected subaccount(s). The statutory-basis financial statements and schedules of Monumental Life Insurance Company, which are included in this SAI, should be considered only as bearing on the ability of the Company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Monumental Life Insurance Company

Years Ended December 31, 2007, 2006 and 2005

Monumental Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2007, 2006 and 2005

• Ernst & Young LLP Suite 3000 801 Grand Avenue Des Moines, IA 50309-2764	• Phone: (515) 243-2727 www.ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors

Monumental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Monumental Life Insurance Company (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2007. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Monumental Life Insurance Company at December 31, 2007 and 2006, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2007.

0804-0932204	A member firm of Ernst & Young Global Limited
1

• Ernst & Young LLP

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Monumental Life Insurance Company at December 31, 2007 and 2006, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2006 Monumental Life Insurance Company changed its accounting for investments in certain low income housing tax credit properties.

March 28, 2008

0804-0932204	A member firm of Ernst & Young Global Limited
2

Monumental Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2007	2006
		Restated
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$148,708	$177,835
Bonds:
Affiliated entities	64,902	37,078
Unaffiliated	19,424,564	17,576,527
Preferred stocks:
Affiliated entities	2,347	1,565
Unaffiliated	1,078,126	1,220,098
Common stocks:
Affiliated entities (cost: 2007 - $17,712 ; 2006 - $13,935)	9,282	6,088
Unaffiliated (cost: 2007 - $5,945 ; 2006 - $32,828)	13,594	42,051
Mortgage loans on real estate	3,194,935	2,558,931
Real estate at cost, less allowance for depreciation (2007 - $147; 2006 - $1,376):
Properties held for sale	9,696	8,192
Investment properties	1,209	1,237
Policy loans	487,766	485,446
Receivable for securities	–	380
Other invested assets	846,394	856,255

Total cash and invested assets	25,281,523	22,971,683
Premiums deferred and uncollected	228,694	217,230
Accrued investment income	365,981	335,897
Federal income tax recoverable	37,179	42,740
Net deferred income tax asset	77,896	93,670
Receivable from parent, subsidiaries and affiliates	65,599	72,452
Cash surrender value of life insurance policies	66,000	63,682
Investment broker receivable	–	1,819
Reinsurance receivable	31,654	139,635
Other assets	23,110	39,744
Separate account assets	11,757,527	10,900,115

Total admitted assets	$37,935,163	$34,878,667

	December 31
	2007	2006
		Restated
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$6,714,824	$6,536,705
Annuity	4,931,152	5,829,622
Accident and health	496,298	425,755
Policy and contract claim reserves:
Life	57,057	51,610
Accident and health	164,246	144,685
Liability for deposit-type contracts	2,179,743	2,681,850
Other policyholders’ funds	7,740	7,513
Remittances and items not allocated	9,512	6,799
Borrowed money	–	130,917
Reinsurance in unauthorized companies	6,508	3,283
Municipal reverse repurchase agreements	36,553	120,275
Asset valuation reserve	432,726	319,598
Interest maintenance reserve	89,589	102,577
Funds held under reinsurance agreements	9,856,372	6,014,248
Payable for securities	15,730	20,218
Payable to parent, subsidiaries and affiliates	176,664	105,253
Transfers from separate accounts due or accrued	(3,837)	(857)
Deferred derivative loss	31,759	31,759
Derivatives	63,511	35,962
Other liabilities	179,710	201,469
Separate account liabilities	11,757,527	10,900,115

Total liabilities	37,203,384	33,669,356
Capital and surplus:
Common stock:
Class A common stock, $750 par value, 10,000 shares authorized, 9,818.93 issued and outstanding, 2007; 7,444 issued and outstanding, 2006	7,364	7,364
Class B common stock, $750 par value, 10,000 shares authorized, 3,697.27 issued and outstanding, 2007; 2,803 issued and outstanding, 2006	2,773	2,773
Surplus notes	160,000	160,000
Paid-in surplus	762,414	241,570
Unassigned surplus (deficit)	(200,772)	797,604

Total capital and surplus	731,779	1,209,311

Total liabilities and capital and surplus	$37,935,163	$34,878,667

See accompanying notes.

Monumental Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
		Restated	Restated
Revenue
Premiums and other considerations, net of reinsurance:
Life	$744,974	$504,500	$512,107
Annuity	1,047,780	1,159,064	1,090,130
Accident and health	654,295	520,088	536,777
Net investment income	1,465,481	1,360,229	1,264,132
Amortization of interest maintenance reserve	7,091	4,912	2,952
Commissions and expense allowances on reinsurance ceded	84,941	167,753	225,519
Income from fees associated with investment management, administration and contract guarantees for separate accounts	37,498	32,421	29,473
Reserve adjustments on reinsurance ceded	43	127,275	157,995
Reinsurance reserve recapture	—	8,266	5,415
Consideration on reinsurance transaction	1,352,966	291,426	—
Recapture of reinsurance ceded to non-affiliate	1,342,614	—	—
Other income	7,836	9,114	8,534

	6,745,519	4,185,048	3,833,034
Benefits and expenses
Benefits paid or provided for:
Life and accident and health benefits	737,937	561,007	607,998
Annuity benefits	284,066	275,504	266,097
Surrender benefits	1,369,248	1,481,174	1,499,399
Other benefits	174,807	238,605	197,467
Increase (decrease) in aggregate reserves for policies and contracts:
Life	178,119	301,641	219,107
Annuity	(898,470)	(454,301)	(235,765)
Accident and health	70,542	135,358	49,366

	1,916,249	2,538,988	2,603,669
Insurance expenses:
Commissions	305,487	377,552	269,065
General insurance expenses	272,370	281,599	256,476
Taxes, licenses and fees	48,870	49,615	39,845
Net transfers to (from) separate accounts	387,561	238,424	(47,159)
Reinsurance reserve adjustment	113,800	189,652	169,884
Funds withheld ceded investment income	479,696	338,259	229,945
Reserve adjustments on reinsurance ceded	2,885,030	—	—
Reinsurance reserve recapture	—	—	5,384
Consideration on reinsurance recaptured	—	62,143	8,671
Experience refunds	(45,282)	(83,698)	(76,612)
Other expenses	12,105	7,728	9,169

	4,459,637	1,461,274	864,668

Total benefits and expenses	6,375,886	4,000,262	3,468,337
Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	369,633	184,786	364,697
Dividends to policyholders	1,492	1,490	1,528

Gain from operations before federal income tax expense and net realized capital gains (losses) on investments	368,141	183,296	363,169
Federal income tax expense (benefit)	83,114	(17,161)	1,319

Gain from operations before net realized capital gains (losses) on investments	285,027	200,457	361,850
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	76,354	82,662	(6,561)

Net income	$361,381	$283,119	$355,289

See accompanying notes.

Monumental Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Preferred Stock	Surplus Notes	Paid-In Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at January 1, 2005
As originally presented	$5,583	$2,102	$—	$160,000	$206,555	$562,463	$936,703
Merger of Peoples Benefit Life Insurance Company (PBLIC)	12,595	—	25,190	—	3,608	573,659	615,052
Merger adjustment – retire PBLIC stock	(12,595)	—	(25,190)	—	37,785	—	—
Issuance of common stock in connection with statutory merger	1,781	671	—	—	(2,452)	—	—
Nonadmit value of reciprocal ownership	—	—	—	—	(9,609)	(290,003)	(299,612)

Balance at January 1, 2005, as restated	7,364	2,773	—	160,000	235,887	846,119	1,252,143
Cumulative effect of change in accounting principle	—	—	—	—	—	1,258	1,258
Net income	—	—	—	—	—	355,289	355,289
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	41,748	41,748
Nonadmit value of reciprocal ownership	—	—	—	—	—	(84,935)	(84,935)
Change in nonadmitted assets	—	—	—	—	—	(48,338)	(48,338)
Admission of PBLIC’s nonadmitted IMR	—	—	—	—	—	1,128	1,128
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	1,327	1,327
Change in net deferred income tax asset	—	—	—	—	—	48,500	48,500
Change in asset valuation reserve	—	—	—	—	—	(46,178)	(46,178)
Dividends to stockholders	—	—	—	—	—	(255,000)	(255,000)
Change in surplus as a result of reinsurance	—	—	—	—	—	(69,069)	(69,069)
Tax benefit on stock options exercised	—	—	—	—	—	106	106
Contributed surplus related to stock appreciation rights of indirect parent	—	—	—	—	7,293	—	7,293

Balance at December 31, 2005, as restated	7,364	2,773	—	160,000	243,180	791,955	1,205,272
Cumulative effect of change in accounting principle	—	—	—	—	—	(23,728)	(23,728)
Net income	—	—	—	—	—	283,119	283,119
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	150,399	150,399
Nonadmit value of reciprocal ownership	—	—	—	—	—	(118,279)	(118,279)
Change in net unrealized foreign capital gains/losses	—	—	—	—	—	(100)	(100)
Change in nonadmitted assets	—	—	—	—	—	(102,452)	(102,452)
Admission of PBLIC’s nonadmitted IMR	—	—	—	—	—	1,824	1,824
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	663	663
Change in net deferred income tax asset	—	—	—	—	—	70,868	70,868
Change in asset valuation reserve	—	—	—	—	—	5,963	5,963
Dividends to stockholders	—	—	—	—	—	(208,000)	(208,000)
Change in surplus as a result of reinsurance	—	—	—	—	—	(54,628)	(54,628)
Tax benefit on stock options exercised	—	—	—	—	53	—	53
Return of capital related to stock appreciation rights of indirect parent	—	—	—	—	(1,663)	—	(1,663)

Balance at December 31, 2006, as restated	$7,364	$2,773	$—	$160,000	$241,570	$797,604	$1,209,311

Monumental Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Preferred Stock	Surplus Notes	Paid-In Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at December 31, 2006, as restated	$7,364	$2,773	$—	$160,000	$241,570	$797,604	$1,209,311
Net income	—	—	—	—	—	361,381	361,381
Capital contribution	—	—	—	—	523,197	—	523,197
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	(11,916)	(11,916)
Change in nonadmitted assets	—	—	—	—	—	218,540	218,540
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	(3,225)	(3,225)
Change in net deferred income tax asset	—	—	—	—	—	(240,943)	(240,943)
Change in asset valuation reserve	—	—	—	—	—	(113,128)	(113,128)
Dividends to stockholder	—	—	—	—	—	(1,200,000)	(1,200,000)
Change in surplus as a result of reinsurance	—	—	—	—	—	(9,085)	(9,085)
Tax benefit on stock options exercised	—	—	—	—	63	—	63
Return of capital related to stock appreciation rights of indirect parent	—	—	—	—	(2,416)	—	(2,416)

Balance at December 31, 2007	$7,364	$2,773	$—	$160,000	$762,414	$(200,772)	$731,779

See accompanying notes.

Monumental Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
		Restated	Restated
Operating activities
Premiums collected, net of reinsurance	$2,440,869	$2,175,352	$2,132,488
Net investment income	1,480,934	1,436,922	1,265,516
Miscellaneous income (expense)	(155,520)	604,126	460,037
Benefit and loss related payments	(2,340,733)	(3,025,046)	(3,067,497)
Net transfers (to) from separate, segregated accounts and protected cell amounts	(205,677)	(219,861)	429,402
Commissions, expenses paid and aggregate write-ins for deductions	(1,171,763)	(1,146,134)	(943,719)
Dividends paid to policyholders	(1,480)	(1,569)	(1,464)
Federal income taxes paid	(111,049)	(32,285)	(75,621)

Net cash provided by (used in) operating activities	(64,419)	(208,495)	199,142
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	10,819,445	8,650,716	7,862,646
Stocks	547,133	280,147	60,745
Mortgage loans	609,628	491,630	764,445
Real estate	2,579	1,176	9,495
Other invested assets	268,986	191,655	139,811
Miscellaneous proceeds	15,235	114,092	21,743

Total investment proceeds	12,263,006	9,729,416	8,858,885
Cost of investments acquired:
Bonds	(12,692,400)	(7,903,372)	(8,802,731)
Stocks	(368,320)	(313,702)	(53,336)
Mortgage loans	(1,233,619)	(427,100)	(477,357)
Real estate	(1,686)	(1,266)	(360)
Other invested assets	(232,842)	(223,308)	(240,144)
Miscellaneous applications	(19,606)	(3,639)	(295,776)

Total cost of investments acquired	(14,548,473)	(8,872,387)	(9,869,704)
Net increase in policy loans	(2,332)	(1,648)	(2,339)

Net cost of investments acquired	(14,550,805)	(8,874,035)	(9,872,043)

Net cash provided by (used in) investing activities	(2,287,799)	855,381	(1,013,158)

Monumental Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
		Restated	Restated
Financing and miscellaneous activities
Borrowed funds received (repaid)	$(130,289)	$127,111	$3,187
Capital and paid in surplus contribution	523,197	—	—
Net deposits on deposit-type contracts and other insurance liabilities	913,587	(1,041,285)	(458,781)
Net change in reinsurance on deposit-type contracts and other insurance liabilities	2,229,737	(164,126)	(692,406)
Dividends to stockholders	(1,200,000)	(208,000)	(255,000)
Funds held under reinsurance treaties with unauthorized reinsurers	3,841,993	(73,094)	1,940,878
Funds held under coinsurance	—	(3,734)	74,591
Other cash provided (used)	(3,855,134)	522,336	424,015

Net cash provided by (used in) financing and miscellaneous activities	2,323,091	(840,792)	1,036,484

Net increase (decrease) in cash, cash equivalents and short-term investments	(29,127)	(193,906)	222,468
Cash, cash equivalents and short-term investments:
Beginning of year	177,835	371,741	149,273

End of year	$148,708	$177,835	$371,741

Non-cash proceeds:
Reclassification of hybrid securities	$5,919	$1,057,142	$—

See accompanying notes.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies

Organization

Monumental Life Insurance Company (the Company) is a stock life insurance company owned by Capital General Development Corporation (99.8%) and Commonwealth General Corporation (0.2%). Both Capital General Development Corporation (CGDC) and Commonwealth General Corporation (CGC) are indirect, wholly owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Company has redomesticated to an Iowa life insurance company from a Maryland life insurance company effective April 1, 2007. Under the Restated Articles of Incorporation and Redomestication, the Company possesses and shall continue to posses all privileges, franchises and powers to the same extent as if it had been originally incorporated under the laws of the State of Iowa and the Company’s initial date of authorization as an insurer in Maryland of March 5, 1858 was preserved. Both the state of Maryland and the state of Iowa have adopted the accounting practices prescribed by the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual and therefore the effects of the redomestication on the accounting practices used by the Company are expected to be immaterial.

On October 1, 2007, the Company completed a merger with Peoples Benefit Life Insurance Company (PBLIC), which was directly owned by the Company (76%), CGDC (20%), and Capital General Corporation (CGC) (4%). CGDC also owned 100% of the preferred stock of PBLIC prior to the merger. The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of PBLIC were carried forward to the merged company. As a result of the merger, PBLIC’s common and preferred stock were deemed cancelled by operation of law. In exchange for their agreement to merge PBLIC into the Company, CGDC and CGC received common stock of the Company equal in value to the fair market value of PBLIC’s common and preferred stock deemed canceled by the merger. Specifically, CGDC and CGC received 2,347.64 and 27.29 shares, respectively, of the Company’s Class A common shares and 883.99 and 10.28 shares, respectively, of the Company’s Class B common shares.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Summarized financial information for the Company and PBLIC presented separately for periods prior to the merger is as follows:

	Nine Months Ended September 30 2007	Year Ended December 31 2006	Year Ended December 31 2005
	Unaudited
Revenue:
Company	$2,123,718	$2,895,662	$2,603,337
PBLIC	1,060,485	1,289,386	1,229,697

As restated	$3,184,203	$4,185,048	$3,833,034

Net income (loss):
Company	$(463,244)	$154,815	$252,279
PBLIC	89,842	128,304	103,010
Merger elimination	697,958	—	—

As restated	$324,556	$283,119	$355,289

	September 30 2007	December 31 2006	December 31 2005
	Unaudited
Assets:
Company	$23,871,851	$19,898,105	$20,222,078
PBLIC	16,834,721	15,483,728	14,551,720
Merger elimination	(354,971)	(503,166)	(384,545)

As restated	$40,351,601	$34,878,667	$34,389,253

Liabilities:
Company	$22,811,347	$19,022,125	$19,337,108
PBLIC	15,939,918	14,650,523	13,848,000
Merger elimination	(344,019)	(3,292)	(1,127)

As restated	$38,407,246	$33,669,356	$33,183,981

Capital and surplus:
Company	$1,060,505	$875,980	$884,970
PBLIC	894,803	833,204	703,720
Merger elimination	(10,952)	(499,873)	(383,418)

As restated	$1,944,356	$1,209,311	$1,205,272

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Nature of Business

The Company sells a full line of insurance products, including individual, credit and group coverages under life, annuity and accident and health policies as well as investment products, including guaranteed interest contracts and funding agreements. The Company is licensed in 49 states, the District of Columbia, Guam and Puerto Rico. Sales of the Company’s products are primarily through agents, brokers, financial institutions and direct response methods.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their NAIC rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria for an effective hedge are accounted for at fair value and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five-year bands. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state income taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Other significant accounting practices are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Non-redeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the SVO, and the related net unrealized gains (losses) are reported in unassigned surplus with any adjustment for federal income taxes.

Hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. Reclassifications of securities from bonds to preferred stock have been made by the Company in the amount of $5,919 and $1,057,142 as of December 31, 2007 and 2006, respectively, due to the SVO identification of such securities. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value as determined by the SVO, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Common stocks of affiliated noninsurance companies are reported based on underlying audited GAAP equity and the net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Real estate occupied by the Company is reported at cost less allowances for depreciation. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed principally by the straight-line method over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee. The Company recognized impairment write-downs for its investments in joint ventures and limited partnerships of $2,719, $13,517 and $559 for years ended December 31, 2007, 2006 and 2005, respectively. These write-downs are included in net realized capital gains (losses) within the statement of operations.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company’s investment in reverse mortgages is recorded net of an appropriate actuarial reserve. The actuarial reserve is calculated using the projected cash flows from the reverse mortgage product. Assumptions used in the actuarial model include an estimate of current home values, projected cash flows from the realization of the appreciated value of the property from its eventual sale (subject to certain limitations in the contract), mortality and termination rates based on group annuity mortality tables adjusted for the Company’s experience and a constant interest rate environment. The carrying amount of the investment in reverse mortgages of $77,560 and $65,720 at December 31, 2007 and 2006, respectively, is net of the reserve of $32,559 and $49,923, respectively. The Company’s commitment includes making advances to the borrower until termination of the contract. The contract is terminated at the time the borrower moves, sells the property, dies, repays the loan balance or violates the provisions of the loan contract.

Participation securities, notes receivable and options are carried at amortized cost.

Investments in Low Income Housing Tax Credits (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost, as required or permitted by Iowa Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

The carrying amounts of all investments are reviewed on an ongoing basis for deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying amount of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying amount are recognized as realized losses on investments.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2007 and 2006, the Company excluded investment income due and accrued for bonds in default of $159 and $67, respectively, with respect to such practices. There were no amounts excluded for mortgage loans or real estate for either 2007 or 2006.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. Cross currency swap agreements are contracts to exchange two principal amounts of two currencies at the prevailing exchange rate at inception of the contract. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre- determined rate of exchange. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the hedged instrument. For cross currency swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 futures and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and fair value adjustments are recorded in unassigned surplus.

Capped floating rate commercial mortgage loans and interest rate caps that are designated as hedges and meet hedge accounting rules are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, generally a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The carrying value of derivative instruments is reflected in either the other invested assets or the derivatives (liability) line within the balance sheet, depending upon the net balance of the derivatives as of the end of the reporting period. As of December 31, 2007 and 2006, derivatives in the amount of $63,511 and $35,962, respectively, were reflected as a liability within the financial statements.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company invests in domestic corporate debt securities denominated in US dollars. If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk on domestic corporate or emerging market debt through the purchase of credit default swaps. As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset. Typically, the periodic premium or fee is expressed in basis points per notional. Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short-dated transactions. Should a credit event occur, the Company may deliver the reference asset to the counterparty for par. Alternatively, settlement may be in cash. These credit default swaps are carried on the balance sheet at amortized cost. Premium payments made by the Company are recognized as investment expenses. If the Company is unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The Company received variable contract premiums of $895,572, $784,074 and $674,883, in 2007, 2006 and 2005, respectively. In addition, the Company received $37,498, $32,421 and $29,473, in 2007, 2006 and 2005, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Separate account assets and liabilities reported in the accompanying financial statements consist of three types: guaranteed indexed, non-indexed guaranteed and nonguaranteed. Guaranteed indexed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed returns based on published indices. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed indexed and non-indexed guaranteed separate account assets and liabilities are carried at fair value.

The non-guaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks. The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a nondeduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioners’ Standard Group Mortality Table, and the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.5 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reflected as premiums, benefits or changes in reserves in the statement of operations.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Municipal Reverse Repurchase Agreements

Municipal reverse repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claim and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by the Company’s divisional actuaries using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2007 and December 31, 2006 was $1,761 and $1,631, respectively.

The Company incurred $7,276 and paid $7,146 of claim adjustment expenses during 2007, of which $2,747 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2007, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded a (benefit) expense of $(3,045), $(2,209) and $7,105, for the years ended December 31, 2007, 2006 and 2005, respectively.

In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $692, $599 and $294 for years ended December 31, 2007, 2006 and 2005, respectively.

Reclassifications

Certain reclassifications have been made to the 2006 and 2005 financial statements to conform to the 2007 presentation.

2. Prescribed and Permitted Statutory Accounting Practices

The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under Iowa Insurance Law.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Prescribed and Permitted Statutory Accounting Practices (continued)

The NAIC’s Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits with respect to secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	2007	2006	2005
Net income, State of Iowa basis	$361,381	$283,119	$355,289
State prescribed practice for secondary guarantee reinsurance	—	—	—

Net income, NAIC SAP	$361,381	$283,119	$355,289

Statutory surplus, State of Iowa basis	$731,779	$1,209,311	$1,205,272
State prescribed practice for secondary guarantee reinsurance	(26,573)	—	—

Statutory surplus, NAIC SAP	$705,206	$1,209,311	$1,205,272

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Accounting Changes

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored LIHTC properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $23,728 at January 1, 2006.

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Investment Securities: Fair values for investment securities are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

For fixed maturity securities (including preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit quality and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flows analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

Policy Loans: The fair value of policy loans is assumed to equal their carrying amount.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The carrying amount of these items is included in the liability section of the balance sheet.

Credit Default Swaps: The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.

Investment Contract Liabilities: Fair values for the Company’s liabilities under investment-type contracts, which include GICs and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Separate Account Assets and Annuity Liabilities: The fair values of separate account assets are based on quoted market prices. The fair values of separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Surplus Notes and Borrowed Money: Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements. The fair value of borrowed money is assumed to equal their carrying amount.

Receivable From/Payable to Parent, Subsidiaries, and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2007		2006 (Restated)
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash (overdraft), cash equivalents and short-term investments, other than affiliates	$36,908	$36,908	$(11,465)	$(11,465)
Bonds, other than affiliates	19,424,564	19,215,708	17,576,527	17,871,164
Preferred stocks, other than affiliates	1,078,126	1,023,972	1,220,098	1,256,643
Common stock, other than affiliates	13,594	13,594	42,051	42,051
Mortgage loans on real estate	3,194,935	3,268,557	2,558,931	2,697,453
Derivative financial instruments:
Credit default swaps	(314)	(18,785)	(274)	2,742
Interest rate swaps	(63,847)	(111,206)	(36,379)	37,600
Options	650	650	691	691
Policy loans	487,766	487,766	485,446	485,446
Receivable from parent, subsidiaries, and affiliates	65,599	65,599	72,793	72,793
Short-term notes receivable from affiliates	111,800	111,800	189,300	189,300
Separate account assets	11,757,527	11,757,527	10,900,115	10,900,115
Liabilities
Investment contract liabilities	14,851,829	14,394,444	12,402,413	12,293,407
Borrowed money	—	—	130,917	130,917
Payable to parent, subsidiaries and affiliates	176,664	176,664	105,594	105,594
Separate account annuity reserve liabilities	11,676,495	11,676,495	10,813,711	10,813,711

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2007
Bonds:
United States Government and agencies	$334,047	$16,772	$4,905	$75	$345,839
State, municipal and other government	438,025	42,389	154	911	479,349
Public utilities	1,249,780	40,795	12,563	6,985	1,271,027
Industrial and miscellaneous	12,761,711	252,205	123,140	177,191	12,713,585
Mortgage and other asset-backed securities	4,641,001	18,490	15,732	237,851	4,405,908

	19,424,564	370,651	156,494	423,013	19,215,708
Unaffiliated preferred stocks	1,078,126	16,338	16,847	53,645	1,023,972

	$20,502,690	$386,989	$173,341	$476,658	$20,239,680

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2006
Bonds:
United States Government and agencies	$802,805	$18,539	$6,496	$1,659	$813,189
State, municipal and other government	462,844	50,752	1,687	153	511,756
Public utilities	1,155,974	55,851	10,629	4,774	1,196,422
Industrial and miscellaneous	10,641,363	335,840	119,859	35,662	10,821,682
Mortgage and other asset-backed securities	4,513,541	39,615	16,866	8,175	4,528,115

	17,576,527	500,597	155,537	50,423	17,871,164
Unaffiliated preferred stocks	1,220,098	51,084	12,517	2,022	1,256,643

	$18,796,625	$551,681	$168,054	$52,445	$19,127,807

The Company held bonds and preferred stocks at December 31, 2007 and 2006 with a carrying value of $50,180 and $51,172 and amortized cost of $55,311 and $51,368, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2007 and 2006, respectively, for securities that have been in a continuous loss position for greater than or equal to twelve months, the Company held 695 and 973 securities with a carrying value of $3,560,593 and $4,609,545 and an unrealized loss of $173,341 and $168,054 with an average price of 95.1 and 96.4 (NAIC market value/amortized cost). Of this portfolio, 94.8% and 95.0% were investment grade with associated unrealized losses of $155,433 and $152,666, respectively.

At December 31, 2007 and 2006, respectively, for securities that have been in a continuous loss position for less than twelve months, the Company held 951 and 614 securities with a carrying value of $9,113,998 and $3,115,968 and an unrealized loss of $476,658 and $52,445 with an average price of 94.8 and 98.3 (NAIC market value/amortized cost). Of this portfolio, 92.9% and 94.5% were investment grade with associated unrealized losses of $434,161 and $37,383, respectively.

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

At December 31, 2007, the Company’s banking sub-sector portfolio reported $104,861 in unrealized losses and had a carrying value of $2,495,713. The absolute exposure to the banking sector is significant, but the Company’s securities in this sector are generally highly rated. Because of the banking sector’s size, the absolute dollar amount of unrealized losses is large, but the overall market value as a percentage of book value on all securities in an unrealized loss position is 94%. While the sector has some exposure to the sub prime market, the issuers are highly diversified and any impact is not expected to be material to their credit profile.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2007, the Company’s brokerage sub-sector portfolio reported $21,019 in unrealized losses and had a carrying value of $555,664. Since the securities with unrealized losses are trading so close to par, the market is indicating there is little or no risk of default. The unrealized losses are more a reflection of interest rate movements, general market volatility and duration rather than credit-related concerns. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2007.

At December 31, 2007, the Company’s communication sector portfolio reported $26,936 in unrealized losses and had a carrying value of $1,491,248. The communication sector can be further divided in the media cable, media non-cable, wireless and wire-lines sub-sectors. Many companies in the communications sector continue to focus on increasing shareholder returns. This has escalated event risk within the sector and caused many companies to increase financial leverage. The most significant of these sub-sectors from an unrealized loss perspective is non-cable media.

All media companies, but especially newspaper companies, are suffering from a tepid advertising environment, with advertising dollars shifting to “new” forms of media. This has led to lower returns on equity, historically low equity multiples, and poor stock performance. In some cases activist shareholders and private equity firms have forced management to respond by increasing financial leverage, consolidation or asset divestitures.

Since the securities with unrealized losses are trading so close to par, the market is indicating there is little or no risk of default. The unrealized losses are more a reflection of interest rate movements, general market volatility and duration, rather than credit related concerns. Based on the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss, the Company does not consider the remaining book values to be impaired as of December 31, 2007.

At December 31, 2007 the consumer cyclical sector portfolio reported $33,799 in unrealized losses and had a carrying value of $1,168,078. The consumer cyclical sub-sector covers a range of industries including autos, home construction, lodging, media and retailers. These industries include some of the largest credit issuers in the market. As a result, the Company’s exposure is large. In addition, many of the consumer sectors have been the target of leveraged buyouts and merger and acquisition activity, which has led to credit deterioration. The more significant of these sub-sectors from an unrealized loss perspective are retailers, automotive and home construction.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Since the securities with unrealized losses are trading so close to par, the market is indicating there is little or no risk of default. The unrealized losses are more a reflection of interest rate movements, general market volatility and duration rather than credit-related concerns. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2007.

At December 31, 2007 the consumer non-cyclical sector portfolio reported $29,871 in unrealized losses. The consumer non-cyclical sector encompasses various sub-sectors ranging from consumer products to supermarkets. The more significant of these sub-sectors from an unrealized loss perspective are food and beverages and consumer products. Food and beverages and consumer products fundamentals have modestly weakened due to higher input costs and the industries’ limited ability to pass along these higher costs to the customer.

Overall, the sector represents a large portion of the corporate debt market. As a result, the Company’s exposure is large and the dollar amount of unrealized losses is also large. The vast majority of the unrealized losses in the consumer non-cyclical sector are not the result of fundamental problems with individual issuers, but are primarily due to increases in interest rates and credit spread widening; therefore, the Company does not consider those unrealized losses to be impaired as of December 31, 2007.

At December 31, 2007 the electric sub-sector portfolio reported $21,447 in unrealized losses and had a carrying value of $1,101,509. Issues negatively impacting the sector include growing capital expenditures programs, the possibility of CO2 legislation, a renewed interest in expanding riskier unregulated generation projects, and an increasingly uncertain state regulatory environment driven by rising energy prices. Since the securities with unrealized losses are trading so close to par, the market is indicating there is little or no risk of default. The unrealized losses are more a reflection of interest rate movements, general market volatility and duration than credit related concerns. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2007.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2007, the Company’s insurance sub-sector portfolio reported $77,572 in unrealized losses and had a carrying value of $924,747. Since the securities with unrealized losses are trading so close to par, the market is indicating there is little or no risk of default. The unrealized losses are more a reflection of interest rate movements, general market volatility and duration rather than credit-related concerns. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2007.

At December 31, 2007, the Company’s non-captive finance sub-sector portfolio reported $31,173 in unrealized losses and had a carrying value of $449,373. Since the securities with unrealized losses are trading so close to par, the market is indicating there is little or no risk of default. The unrealized losses are more a reflection of interest rate movements, general market volatility and duration rather than credit-related concerns. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2007.

Asset backed securities - Collateralized Bond Obligations (CBO) are primarily secured by pools of corporate bonds and leveraged bank loans. The unrealized loss of $33,713 is a function of decreased liquidity and increased credit spreads in the market for structured finance and monoline guaranteed securities. Where there have been rating downgrades to below investment grade, the individual bonds have been modeled to determine if an other-than-temporary impairment was warranted and resulting impairments have been taken. Impairments on the CBO portfolio were immaterial in 2007. The overall market value as a percent of book value on all securities in an unrealized loss position is 94%, and over 98% of the securities in an unrealized loss position are rated investment grade.

Asset backed securities - Credit Cards are bonds secured by pools of consumer credit card receivables, primarily originated by the largest U.S. financial institution issuers. The unrealized loss of $61,434 in the ABS credit card sector is a function of decreased liquidity and increased credit spreads in the structured finance and financial institution market. While the credit card ABS portfolios with large sub-prime segments may be negatively impacted by the slowing domestic economy and housing market, there has been no rating downgrade of any of the bonds held by the Company. All of the ABS credit card bonds held by the Company are rated investment grade, and the overall market value as a percent of book value on those securities in an unrealized loss position is 94%.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Sub-prime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company does not sell or buy sub-prime mortgages directly. The Company’s position is related to asset-backed securities (ABS). These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660. Therefore, the ABS has been classified by the Company as a sub-prime mortgage position. Also included in the Company’s total sub-prime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have sub-prime FICO scores; however, the Company has included these ABS in its sub-prime position as it’s the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to sub-prime borrowers outside of the ABS structures.

For ABS in an unrealized loss position, the Company considers them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with SSAP 43, Loan-backed and Structured Securities. The Company did not impair any of its sub-prime mortgage positions in 2006 or 2007.

The following table provides the actual cost, carrying value and fair value by asset class of the Company’s ABS sub-prime mortgage position at December 31, 2007:

	Actual Cost	Carrying Value	Fair Value
Residential Mortgage Backed Securities	$573,544	$573,631	$469,504
Collateralized Debt Obligations	18,978	14,951	15,165

	$592,522	$588,582	$484,669

The following table provides the actual cost, carrying value and fair value by asset class of the Company’s sub-prime mortgage position at December 31, 2007, which are reported off balance sheet for statutory reporting purposes per the guidance of SSAP No. 91. The off balance sheet subprime exposure is part of derivative collateral programs.

	Actual Cost	Carrying Value	Fair Value
Residential Mortgage Backed Securities	$3,620	$3,621	$3,441

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2007, the Company’s residential mortgage backed securities sub-sector, CMO Non Agency-whole loans, reported $18,264 in unrealized losses. The majority of the unrealized loss is attributed to one issuer, Structured Asset Securities Corporation (SASCO), in the amount of $11,340. The Company owns several securities under the SASCO name, with each deal containing its own unique pool of collateral and representing a separate and distinct trust. The combination of low reset margin, slower prepayment speeds, illiquidity in the market and general level of credit spread widening have pushed the overall fair value as a percent of book value on those residential mortgage backed securities bonds in an unrealized loss position to 92%. The unrealized loss on SASCO is not credit driven but rather a reflection of the move in interest rates and credit spreads relative to where these deals were originally priced.

At December 31, 2007, the Company’s Real Estate Investment Trust (REIT) sub-sector portfolio reported $17,562 in unrealized losses and had a carrying value of $445,898. Since the securities with unrealized losses are trading so close to par, the market is indicating there is little or no risk of default. The unrealized losses are more a reflection of interest rate movements, general market volatility and duration rather than credit-related concerns. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2007.

The estimated fair values of bonds and preferred stocks with gross unrealized losses at December 31, 2007 and 2006 are as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2007
Bonds:
United States Government and agencies	$108,789	$9,455	$118,244
State, municipal and other government	13,704	25,686	39,390
Public utilities	250,436	315,152	565,588
Industrial and miscellaneous	2,346,629	4,558,647	6,905,276
Mortgage and other asset-backed securities	523,402	3,056,272	3,579,674

	3,242,960	7,965,212	11,208,172
Unaffiliated preferred stocks	144,291	672,129	816,420

	$3,387,251	$8,637,341	$12,024,592

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2006
Bonds:
United States Government and agencies	$244,377	$133,328	$377,705
State, municipal and other government	36,498	15,362	51,860
Public utilities	263,542	269,469	533,011
Industrial and miscellaneous	2,905,804	1,918,345	4,824,149
Mortgage and other asset-backed securities	730,052	596,248	1,326,300

	4,180,273	2,932,752	7,113,025
Unaffiliated preferred stocks	261,216	130,771	391,987

	$4,441,489	$3,063,523	$7,505,012

The carrying amounts and estimated fair values of bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$544,634	$542,941
Due after one year through five years	6,252,369	6,235,626
Due after five years through ten years	3,333,167	3,309,451
Due after ten years	4,653,393	4,721,782

	14,783,563	14,809,800
Mortgage and other asset-backed securities	4,641,001	4,405,908

	$19,424,564	$19,215,708

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Detail of net investment income is presented below:

	Year Ended December 31
	2007	2006	2005
Bonds	$1,182,474	$1,118,658	$1,091,850
Preferred stocks	70,421	90,516	3,664
Common stocks	3,001	1,395	5,332
Mortgage loans	207,272	190,079	217,453
Real estate	1,547	2,357	1,828
Policy loans	29,263	28,894	28,222
Derivative instruments	(19,826)	(37,531)	(64,853)
Cash, cash equivalents and short-term investments	42,361	18,844	8,515
Other investment income	10,506	15,030	37,781

Gross investment income	1,527,019	1,428,242	1,329,792
Less investment expenses	61,538	68,013	65,660

Net investment income	$1,465,481	$1,360,229	$1,264,132

Proceeds from sales and maturities of bonds and preferred stock and related gross realized gains and losses were as follows:

	Year Ended December 31
	2007	2006	2005
Proceeds	$11,314,414	$9,894,869	$7,891,161

Gross realized gains	$144,704	$95,789	$116,722
Gross realized losses	(131,234)	(125,466)	(76,632)

Net realized gains (losses)	$13,470	$(29,677)	$40,090

For the years ended December 31, 2007, 2006 and 2005, gross realized losses include $16,710, $44,615 and $23,558, respectively, which relate to losses recognized on other than temporary declines in the fair value of fixed maturities.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Gross unrealized gains and gross unrealized losses on common stock, including the stock of affiliated entities, were as follows:

	December 31
	2007	2006
Gross unrealized gains	$9,209	$10,522
Gross unrealized losses	(9,990)	(9,146)

Net unrealized gains (losses)	$(781)	$1,376

Net realized capital gains (losses) on investments are summarized below:

	Year Ended December 31
	2007	2006	2005
Bonds	$16,336	$(34,186)	$35,939
Preferred stocks	(2,866)	4,509	4,151
Common stocks	12,747	13,234	5,100
Mortgage loans on real estate	11,414	(5,420)	564
Real estate	2,404	(84)	(401)
Derivatives	(9,871)	19,955	(43,801)
Other invested assets	74,483	121,679	47,585

	104,647	119,687	49,137
Federal income tax effect	(34,189)	(40,528)	(45,878)
Transfer to interest maintenance reserve	5,896	3,503	(9,820)

Net realized capital gains (losses) on investments	$76,354	$82,662	$(6,561)

At December 31, 2007, 2006 and 2005, the Company had recorded investments in restructured securities of $1,410, $46,076 and $7,257, respectively. The capital gains taken as a result of restructures in 2007 and 2006 were $863 and $24,276, respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2007 and 2006, there were no bonds or stocks held by the Company for which any impairment would have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There are no commitments to lend additional funds to debtors owing receivables.

The changes in net unrealized capital gains and losses on investments were as follows:

	Year Ended December 31
	2007	2006	2005
Bonds	$11,914	$60,462	$(67,567)
Preferred stocks	123	1,948	301
Common stocks	(2,157)	(8,436)	(1,135)
Derivatives	(18,591)	(32,936)	59,926
Other invested assets	(17,923)	18,434	(6,050)

Change in net unrealized capital gains/losses	$(26,634)	$39,472	$(14,525)

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $356, $277 and $2,085 were taken in 2007, 2006 and 2005, respectively, to write the book value down to the current fair value and were reflected as realized losses in the statement of operations.

The Company’s investments in mortgage loans principally involve commercial real estate. During 2007, the respective maximum and minimum lending rates for mortgage loans were 7.65% and 5.55% for commercial loans and 6.76% and 6.05% for agricultural loans. During 2007, the Company did not reduce interest rates on any outstanding mortgages. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated, during the year ended December 31, 2007 at the time of origination was 89%. At December 31, 2007, mortgage loans with a carrying value of $774 were non-income producing for the previous 180 days. Accrued interest of $98 related to these mortgage loans was excluded from investment income at December 31, 2007. Taxes, assessments and other amounts advanced not included in the mortgage loan total were $2 at December 31, 2007.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.

At December 31, 2007 and 2006, the Company did not hold any impaired loans with or without a related allowance for credit losses. There were no allowances for credit losses on mortgage loans at December 31, 2007 or 2006. There was no recorded investment in impaired loans during 2007. The average recorded investment in impaired loans during 2006 was $4,013.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized no interest income on impaired loans for December 31, 2007 and recognized $9 of interest income on impaired loans for the year ended December 31, 2006. The Company did not recognize any interest income on a cash basis for years ended December 31, 2007, 2006 or 2005.

During 2007, no mortgage loans were foreclosed or acquired by deed and transferred to real estate. During 2006 and 2005 mortgage loans of $4,653 and $2,873, respectively, were foreclosed or acquired by deed and transferred to real estate. At December 31, 2007 and 2006, the Company held a mortgage loan loss reserve in the AVR of $148,971 and $75,602, respectively. The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution

	December 31
	2007	2006
Pacific	24%	27%
South Atlantic	23	24
Middle Atlantic	18	19
East South Central	10	5
West South Central	8	5
Mountain	7	7
East North Central	6	9
New England	2	2
West North Central	2	2

Property-Type Distribution

	December 31
	2007	2006
Office	48%	34%
Retail	18	27
Industrial	14	15
Apartment	11	12
Agricultural	4	5
Other	2	4
Residential	2	2
Medical	1	1

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

For the year ending December 31, 2007, the Company had ownership interests in 65 Low Income Housing Tax Credits (LIHTC) properties. The remaining years of unexpired tax credits ranged from 1 to 12 and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from 2 to 17 years. The amount of contingent equity commitments expected to be paid during the years 2008 to 2019 are $71,653. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company has an investment in Trinity Neponset, L.P., which is a limited partnership which owns a certified historic building that was converted into a supermarket in Boston, Massachusetts. This investment qualified for and received rehabilitation credits in the initial year of the investment. Therefore, the only remaining source of incoming cash flow from the investment is the income tax benefit derived from the annual allocation of operating losses from the partnership. Since the majority of the income tax benefits were received in the initial year of the investment, the fair value declined at a faster pace than book value. For the year ended December 31, 2007, an impairment of $1,332 was recorded for Trinity Neponset L.P. The fair value was determined by discounting the anticipated future cash flows. Since the decline in fair value was determined to be other than temporary, the investment in the partnership was written down to the fair value amount.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A cash payment is often exchanged at the outset of the swap contract, representing the present value of cash flows of the instrument. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.

The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap contracts. An interest rate floor provides for the receipt of payments in the event interest rates fall below the strike rates in the contract. The floor is designed to generate cash flows to offset the lower cash flows received on assets during low interest rate environments.

The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit quality enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2007 and 2006, the Company had replicated assets with a fair value of $877,225 and $425,622, respectively, and credit default swaps with a fair value of ($18,632) and $3,016, respectively. During the years ended December 31, 2007, 2006 and 2005, the Company did not recognize any capital losses related to replication transactions.

The Company manages credit default risk on domestic corporate or emerging market debt through the purchase of credit default swaps. As the buyer of default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 Indices. The Company uses S&P 500 and NASDAQ 1000 options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet, and the fair value adjustment is recorded to unassigned surplus in the financial statements.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit ratings. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead. As of December 31, 2007, the fair value of all contracts, aggregated at a counterparty level, with a positive and negative fair value amounted to $218,027 and $124,957, respectively.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges; consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

At December 31, 2007 and 2006, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2007	2006
Derivative securities:
Swaps:
Receive fixed – pay floating	$7,848,780	$6,572,636
Receive fixed – pay fixed	25,845	15,000
Receive floating – pay fixed	5,991,271	4,385,012
Receive floating – pay floating	4,840,660	2,641,331

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains (losses) since they are effectively settled daily through the variation account. The Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $2,520, $4,555 and $(975), for the years ended December 31, 2007, 2006 and 2005, respectively.

Open futures contracts at December 31, 2007 and 2006, are as follows:

Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value
December 31, 2007:
91	S&P 500 March 2008 Futures	$32,263	$32,495
December 31, 2006:
207	S&P 500 March 2007 Futures	$70,844	$70,867

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 24 years. The company hedges the variability in future cash flows from expected future investment purchases due to changes in interest rates through the use of forward starting interest rate swaps. If the forecasted asset purchase does not occur or is no longer highly probable of occurring, valuation at cost ceases and the forward-starting swap would be valued at its current fair value with fair value adjustments recorded in unassigned surplus. For the years ended December 31, 2007, 2006 and 2005, none of the Company’s cash flow hedges were discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2007, the Company has accumulated $31,759 in deferred gains related to the termination of forecasted transactions. These gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2008.

For the years ended December 31, 2007, 2006 and 2005, the Company has recorded $14,571, $14,989 and $19,160, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain. The Company did not recognize any unrealized gains or losses during 2007, 2006 or 2005 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

At December 31, 2007, investments with an aggregate carrying amount of $11,723 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such state regulatory authorities, as required by statute.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

Premiums earned reflect the following reinsurance assumed and ceded amounts:

	Year Ended December 31
	2007	2006	2005
Direct premiums	$2,682,657	$3,087,097	$2,868,026
Reinsurance assumed – non affiliates	198,670	30,354	99,280
Reinsurance assumed – affiliates	2,340	3,461	(2,322)
Reinsurance ceded – non affiliates	(133,898)	(344,082)	(385,827)
Reinsurance ceded – affiliates	(302,720)	(593,178)	(440,143)

Net premiums earned	$2,447,049	$2,183,652	$2,139,014

The Company received reinsurance recoveries in the amount of $80,547, $267,975 and $237,556 during 2007, 2006 and 2005, respectively. At December 31, 2007 and 2006, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $22,636 and $33,098, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2007 and 2006 of $14,561,599 and $14,156,719, respectively, of which $14,445,349 and $13,922,214, respectively, were ceded to affiliates.

At December 31, 2007 and 2006, amounts recoverable from unaffiliated unauthorized reinsurers totaled $3,517 and $3,943, respectively, and reserve credits for reinsurance ceded totaled $18,471 and $77,821, respectively. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $27,835 and $20,268 at December 31, 2007 and 2006, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days. There would be no reduction in surplus at December 31, 2007 if all reinsurance agreements were cancelled.

Effective December 31, 2007, Transamerica International Re (Bermuda) Ltd. (TIRe), an affiliate of the Company, recaptured all inforce business that was previously retroceded to PBLIC under the retrocession agreement effective January 1, 2003. The difference between the life and claim reserves released of $56 and $4, respectively, and consideration paid of $55 is included in the statement of operations. During 2007, 2006 and 2005, the Company has amortized $349, $67 and $70, respectively, into earnings with a corresponding charge to unassigned surplus.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

The Company also entered into an agreement, effective December 31, 2007, to recapture obligations and benefits related to certain universal life insurance contracts that PBLIC had previously ceded to TIRe. The Company recovered assets of $3,824 and paid recapture consideration of $254 associated with this transaction. Reserves recaptured included life reserves of $503 and claim reserves of $39. As a result, a pre-tax gain of $3,028 was included in the statement of operations. In addition, the unamortized pre-tax gain of $438 ($285 net of tax) related to the original reinsurance transaction and held by the Company in unassigned surplus, was released into income as a result of this recapture.

Effective December 31, 2007, the Company recaptured all inforce universal life business that PBLIC previously reinsured to Transamerica International Reinsurance Ireland Limited (TIRI), an affiliate. The Company paid a recapture fee of $3,005 and recovered assets of $1,193. Life and claims reserves were recaptured in the amount of $20,520 and $58, respectively. This transaction resulted in a pre-tax loss of $22,390 which is included in the statement of operations.

Effective December 31, 2007, the Company entered into a reinsurance agreement with Transamerica Life Insurance Company (TLIC), an affiliate, to cede certain universal life business. Universal life secondary guarantee reserves ceded were $26,573, resulting in a net of tax gain of $17,273, that has been recorded directly to unassigned surplus on a net of tax basis.

The Company entered into an agreement with an unaffiliated company to assume an inforce block of credit life and disability business effective December 31, 2007. The Company received reinsurance consideration of $20,451, paid a commission expense allowance of $9,100 and established reserves approximately equal to the consideration, resulting in a loss of $9,100 pre-tax ($5,915, net of tax) that has been included in the statement of operations.

During 2000, the Company ceded a block of inforce business to a non-affiliate on a modified coinsurance basis. During 2007, the Company recaptured this block of inforce business. As a result of the recapture, the Company paid a recapture premium of $1,602,504 and established reserves approximately equal to the consideration, resulting in no gain or loss on the transaction. During 2007, 2006 and 2005, $26,000 of deferred gains related to the initial transaction was amortized into earnings with a corresponding charge directly to unassigned surplus.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

On October 1, 2007, the Company entered into recapture agreements with Life Investors Insurance Company of America (LIICA), an affiliate, and TLIC, whereby LIICA and TLIC recaptured all liabilities related to various fixed deferred annuity plans that were ceded to the Company under their respective July 1, 1990 agreements. The recapture consideration received was $3,770 and the reserves recaptured were $53,085 by LIICA and $249,642 by TLIC. The Company paid a recapture premium of $302,727. The resulting pre-tax gain of $3,770 has been included in the statement of operations.

The Company assumed certain risks previously reinsured by Global Premier Reinsurance Company (GPRe), an affiliate, from an unaffiliated company effective October 1, 2007. The Company paid a reinsurance commission expense allowance of $26,400 and established reserves of $17,600, resulting in a pre-tax loss of $44,000 that has been included in the statement of operations.

The Company assumed certain risks previously reinsured by GPRe from an unaffiliated company effective April 1, 2007. The Company paid a reinsurance commission expense allowance of $14,967 and established reserves of $5,975, resulting in a pre-tax loss of $20,942 that has been included in the statement of operations.

On July 1, 2004, the Company entered into an agreement with London Life and Manulife Reinsurance LTD to cede an inforce block of life insurance on a coinsurance and modified coinsurance basis. Effective January 1, 2007, the Company recaptured this block of in force term life business. The recapture premium received was $1,342,614 and the commission expense allowance paid was $1,342,614. The Company received consideration of $100,000 for this transaction and recaptured reserves approximately equal to the consideration, resulting in no gain or loss on the transaction. During 2006 and 2005, $28,632 and $42,999, respectively, of deferred gain related to the original reinsurance agreement was amortized into earnings with a corresponding charge directly to unassigned surplus.

The Company assumed certain risks previously reinsured by GPRe from an unaffiliated company effective December 31, 2006. The Company paid a reinsurance commission expense allowance of $4,282 and established reserves of $2,880, resulting in a pre-tax loss of $7,162 that has been included in the statement of operations.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

The Company assumed certain risks previously reinsured by GPRe from an unaffiliated company effective December 31, 2006. The Company paid a reinsurance commission expense allowance of $22,332 and established reserves of $17,802, resulting in a pre-tax loss of $40,134 that has been included in the statement of operations.

The Company entered into an agreement with an unaffiliated company to assume an inforce block of life and health business effective December 31, 2006. The Company received reinsurance consideration of $270,641, paid a commission expense allowance of $131,339 and established reserves approximately equal to the reinsurance consideration received, resulting in a pre-tax loss of $131,339 that has been included in the statement of operations. Adjustments were made during 2007 to true up the actual purchase price, resulting in a pre-tax loss of $27,598.

The Company entered into an agreement with an unaffiliated company to assume an inforce block of life and health business effective September 1, 2006. The Company received reinsurance consideration of $20,785 and established reserves approximately equal to the consideration, resulting in no gain or loss on the transaction.

Effective January 1, 2006, a block of life and accident and health business assumed by PBLIC under a reinsurance agreement was recaptured. The recapture premium received from the transaction was $8,266. As a result of the transaction, premium receivables of $5,211 were written off and reserves of $62,143 were released resulting in a pre-tax gain of $65,198 ($42,379 net of tax) that was included in the statement of operations.

During 2006, PBLIC entered into a reinsurance agreement with TIRI to retrocede an inforce block of term life business effective January 1, 2006. The difference between the initial commission expense allowance received of $300 and ceded reserves of $180 resulted in an initial transaction gain of $120 which was credited to unassigned surplus on a net of tax basis in the amount of $78. During both 2007 and 2006, the Company amortized $8 into earnings with a corresponding charge to unassigned surplus.

Effective December 30, 2005, Academy Life Insurance Company (merged into Life Investors Insurance Company of America on July 1, 2006), an affiliate, recaptured the business it had ceded to PBLIC. PBLIC received $31 as consideration for this recapture and released $200 in reserves related to this transaction, which was included in the statement of operations.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

The Company previously entered into a reinsurance treaty with TIRI to cede new production on a block of funding agreements. As a result of this transaction, the Company had a liability for funds withheld under reinsurance of $9,805,154 and $5,876,714 at December 31, 2007 and 2006, respectively.

7. Income Taxes

The main components of deferred income tax amounts are as follows:

	December 31
	2007	2006
Deferred income tax assets:
Guaranty funds	$4,687	$4,767
Tax basis deferred acquisition costs	130,749	130,187
Partnerships	27,038	12,180
Reserves	207,399	202,570
Ceding commission amortization	4,632	5,662
Unrealized capital losses	57,846	61,129
Credit carryforwards	37,672	33,964
Liquidity reserves	7,714	1,319
Reinsurance on unauthorized companies	2,217	1,149
Deferred intercompany losses	1,912	25,625
Other	14,427	23,353

Total deferred income tax assets	496,293	501,905
Nonadmitted deferred tax assets	127,458	337,909

Admitted deferred tax assets	368,835	163,996
Deferred income tax liabilities:
Section 807(f) adjustments	2,574	6,393
Partnerships/real estate	22,448	6,764
Deferred intercompany gains	220,003	15,613
Unrealized capital gains	42,793	36,343
Derivatives	—	3,422
Other	3,121	1,791

Total deferred income tax liabilities	290,939	70,326

Net admitted deferred income tax asset	$77,896	$93,670

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

The changes in net deferred income tax assets and deferred income tax assets are as follows:

	December 31
	2007	2006	Change
Total deferred income tax assets	$496,293	$501,905	$(5,612)
Total deferred income tax liabilities	290,939	70,326	(220,613)

Net deferred income tax asset	$205,354	$431,579	(226,225)

Tax effect of unrealized gains/(losses)			(14,718)

Change in net deferred income tax			$(240,943)

	December 31
	2006	2005	Change
Total deferred tax assets	$501,905	$448,961	$52,944
Total deferred tax liabilities	70,326	92,261	21,935

Net deferred tax asset	$431,579	$356,700	74,879

Tax effect of unrealized gains/(losses)			(4,011)

Change in net deferred income tax			$70,868

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2007	2006	2005
Income tax expense (benefit) on operational gains and capital gains (losses) on investments computed at the federal statutory rate (35%)	$165,475	$106,044	$144,307
Ceding commission amortization	(1,030)	(1,030)	(1,030)
Deferred acquisition costs – tax basis	1,830	2,506	(462)
Dividends received deduction	(1,649)	(7,716)	(3,036)
Tax credits	(27,332)	(61,645)	(54,154)
Reinsurance transactions	(3,180)	(19,120)	(24,173)
Investment income items	(10,425)	3,822	19,555
Limited partnership book/tax difference	(8,955)	(9,290)	(27,232)
Prior year over accrual	1,815	(10,410)	(20,144)
Tax reserve valuation	4,742	25,487	22,980
Other	(3,988)	(5,281)	(9,414)

Federal income tax expense on operations and capital gains (losses) on investments	117,303	23,367	47,197
Less tax on capital gains (losses)	34,189	40,528	45,878

Total federal income tax expense (benefit)	$83,114	$(17,161)	$1,319

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

The total statutory income taxes are computed as follows:

	Year Ended December 31
	2007	2006	2005
Federal income tax expense on operations and capital gains (losses) on investments	$117,303	$23,367	$47,197
Change in net deferred income taxes	240,943	(70,868)	(48,500)

Total statutory income taxes	$358,246	$(47,501)	$(1,303)

Tax credits include low income housing credits which are investments for which the Company’s primary benefit is a reduction in income tax expense via tax credits.

For federal income tax purposes, the Company joins in a consolidated income tax return filing with other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income. At December 31, 2006, the life subgroup had no loss carryforwards. At December 31, 2007, the life subgroup had $69,605 of general business credit carryforwards and $25,067 of foreign tax credit carryforwards which originated in 2006 and 2007. A tax return has not yet been filed for 2007.

Income taxes incurred in the current and prior years for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses are as follows:

Year	Amount
2007	$59,076
2006	—
2005	286,973

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

The amount of tax contingencies calculated for the Company as of December 31, 2007 and 2006 is not material to the Company’s financial position. Therefore, the total amount of tax contingencies that, if recognized, would affect the effective income tax rate is immaterial. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes as of December 31, 2007 and 2006 was negligible and the Company recorded no liability for penalties.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for the years 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions. An examination is currently underway for 2005 and 2006.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2007 and 2006.

For the year ended 2007, premiums for life participating policies were $5,765. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $1,492 to policyholders and did not allocate any additional income to such policyholders.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31, 2007		December 31, 2006
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
With market value adjustment	$1,185,024	4%	$1,655,633	5%
At book value less current surrender charge of 5% or more	249,820	1	346,326	1
At fair value	11,592,107	34	10,664,641	32

Total with adjustment or at market value	13,026,951	39	12,666,600	38
At book value without adjustment (with minimal or no charges or adjustments)	1,639,751	5	2,108,382	6
Not subject to discretionary withdrawal	18,799,574	56	18,498,099	56

Total annuity reserves and deposit fund liabilities — before reinsurance	33,466,276	100%	33,273,081	100%

Less reinsurance ceded	14,521,542		13,785,495

Net annuity reserves and deposit fund liabilities	$18,944,734		$19,487,586

Included in the liability for deposit-type contracts at December 31, 2007 and 2006 are approximately $451,799 and $445,334, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2007, the contractual maturities were: 2008 - $90,853; 2009 - $326,974; 2010 - $24,904; 2011 - $0; 2012 - $0; and thereafter - $9,067.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

Separate and variable accounts held by the Company represent funds for which the benefit is determined by the performance and/or market value of the investments held in the separate account. The assets and the liabilities of these are carried at fair value. These variable annuities generally provide an incidental minimum guaranteed death benefit. Some variable annuities also provide a minimum guaranteed income benefit. The Company’s Guaranteed Indexed separate accounts provide customers a return based on the total performance of a specified financial index plus an enhancement. Hedging instruments that return the chosen index are bought by the Company and held within the separate account. The assets in the accounts, carried at estimated fair value, consist primarily of long-term bonds. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2007, 2006 and 2005 are as follows:

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2007	$—	$43	$885,909	$885,952

Reserves for separate accounts as of December 31, 2007 with assets at fair value	$—	$31,956	$11,697,925	$11,729,881

Total	$—	$31,956	$11,697,925	$11,729,881

Reserves by withdrawal characteristics as of December 31, 2007:
Subject to discretionary withdrawal:
With market value adjustment	$—	$31,956	$—	$31,956
At fair value	—	—	11,605,489	11,605,489
Not subject to discretionary withdrawal	—	—	92,436	92,436

Total separate account liabilities at December 31, 2007	$—	$31,956	$11,697,925	$11,729,881

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2006	$—	$218	$787,163	$787,381

Reserves for separate accounts as of December 31, 2006 with assets at fair value	$144,013	$34,606	$10,685,133	$10,863,752

Total	$144,013	$34,606	$10,685,133	$10,863,752

Reserves by withdrawal characteristics as of December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$144,013	$34,606	$—	$178,619
At fair value	—	—	10,642,433	10,642,433
Not subject to discretionary withdrawal	—	—	42,700	42,700

Total separate account liabilities at December 31, 2006	$144,013	$34,606	$10,685,133	$10,863,752

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2005	$—	$443	$674,438	$674,881

Reserves for separate accounts as of December 31, 2005 with assets at fair value	$192,754	$39,779	$9,122,139	$9,354,672

Total	$192,754	$39,779	$9,122,139	$9,354,672

Reserves by withdrawal characteristics as of December 31, 2005:
Subject to discretionary withdrawal:
With market value adjustment	$123,997	$39,779	$—	$163,776
At fair value	—	—	9,049,122	9,049,122
Not subject to discretionary withdrawal	68,757	—	73,017	141,774

Total separate account liabilities at December 31, 2005	$192,754	$39,779	$9,122,139	$9,354,672

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2007	2006	2005
Transfers as reported in the statement of operations of the separate accounts statement:
Transfers to separate accounts	$895,572	$784,074	$674,883
Transfers from separate accounts	(507,947)	(553,603)	(728,888)

Net transfers to (from) separate accounts	387,625	230,471	(54,005)
Miscellaneous reconciling adjustments	(64)	7,953	6,846

Transfers as reported in the statement of operations of the life, accident and health annual statement	$387,561	$238,424	$(47,159)

At December 31, 2007 and 2006, the Company had variable annuities with minimum guaranteed income benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2007	Minimum Guaranteed Income Benefit	$14,797	$319	$—
2006	Minimum Guaranteed Income Benefit	18,335	284	—

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

At December 31, 2007 and 2006, the Company had variable annuities with minimum guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2007	Minimum Guaranteed Death Benefit	$7,214,214	$27,359	$—
2006	Minimum Guaranteed Death Benefit	6,918,990	23,588	—

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date and the policy’s next anniversary date. At December 31, 2007 and 2006, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected) are as follows:

	Gross	Loading	Net
December 31, 2007
Life and annuity:
Ordinary direct first year business	$25,587	$19,582	$6,005
Ordinary direct renewal business	225,221	64,876	160,345
Group life direct business	24,806	7,765	17,041
Credit direct business	42	—	42
Reinsurance ceded	(15,891)	—	(15,891)

Total life and annuity	259,765	92,223	167,542
Accident and health:
Direct	60,126	—	60,126
Reinsurance assumed	1,466	—	1,466
Reinsurance ceded	(440)	—	(440)

Total accident and health	61,152	—	61,152

	$320,917	$92,223	$228,694

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

	Gross	Loading	Net
December 31, 2006
Life and annuity:
Ordinary direct first year business	$30,243	$23,643	$6,600
Ordinary direct renewal business	224,124	63,925	160,199
Group life direct business	26,689	9,657	17,032
Credit direct business	(67)	—	(67)
Reinsurance ceded	(14,513)	—	(14,513)

Total life and annuity	266,476	97,225	169,251
Accident and health:
Direct	48,397	—	48,397
Reinsurance assumed	4	—	4
Reinsurance ceded	(422)	—	(422)

Total accident and health	47,979	—	47,979

	$314,455	$97,225	$217,230

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Heath Contracts. At December 31, 2007 and 2006, the Company had insurance in force aggregating $10,334,624 and $11,161,742, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $102,404 and $115,391 to cover these deficiencies at December 31, 2007 and 2006, respectively.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the Company can make a dividend payment of up to $368,141 without the prior approval of insurance regulatory authorities in 2008. If the Company remains in an unassigned deficit position during 2008, no dividends can be paid without the prior approval of insurance regulatory authorities.

In 2007, the Company paid a $1,200,000 dividend to its parent companies, CGDC and CGC which was deemed approved by Insurance Division, Department of Commerce, of the State of Iowa. Of this amount, $92,000 was considered an ordinary cash dividend and $1,108,000 was considered an extraordinary dividend. The Company paid dividends to its stockholders of $190,000 and $255,000, in 2006 and 2005, respectively, which were approved by the Maryland Insurance Administration.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company meets the RBC requirements.

The Company has two classes of common stock, Class A and Class B. Each outstanding share of Class A is entitled to four votes for any matter submitted to a vote at a meeting of stockholders, whereas each outstanding share of Class B is entitled to one such vote.

On December 23, 2004, the Company received $117,168 from CDGC and $42,832 from AEGON USA, Inc. (AEGON), both affiliates, in exchange for surplus notes. These notes are due 20 years from the date of issuance at an interest rate of 6% and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Capital and Surplus (continued)

Additional information related to the surplus notes at December 31, 2007 and 2006 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2007
CGDC	$117,168	$7,030	$20,660	$586
AEGON	42,832	2,570	7,553	214

Total	$160,000	$9,600	$28,213	$800

2006
CGDC	$117,168	$7,030	$13,630	$586
AEGON	42,832	2,570	4,983	214

Total	$160,000	$9,600	$18,613	$800

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair market value of the loaned securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security.

At December 31, 2007 and December 31, 2006, respectively, securities in the amount of $522,048 and $1,327,849 were on loan under security lending agreements. At December 31, 2007, the collateral the Company received from securities lending was in the form of cash.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense aggregated $6,723, $7,707 and $7,120, for the years ended December 31, 2007, 2006 and 2005, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 25% of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Expense related to this plan was $2,723, $3,122 and $3,097, for the years ended December 31, 2007, 2006 and 2005, respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2007 and 2006 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Retirement and Compensation Plans (continued)

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $1,270, $1,135 and $1,228, for the years ended December 31, 2007, 2006 and 2005, respectively.

12. Related Party Transactions

Prior to August 31, 2007, the Company held a limited partnership interest in Capital Liberty LP (CLLP), an affiliate. The balance sheet of CLLP was essentially comprised of shares of PBLIC common and preferred stock. CGDC, the Company’s parent, gave consideration to the Company in exchange for its partnership interests in CLLP on August 31, 2007. A capital contribution of $537,044, less the additional cash investment made of $13,847, has been included within the 2007 financial statements to reflect the amount of cash received from CGDC for the Company’s interests in CLLP. In addition, the prior investment held in CLLP has been eliminated from the financials in order to appropriately report merged financial information.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service arrangement between AEGON companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2007, 2006 and 2005, the Company paid $39,781, $86,359 and $91,596, respectively, for these services, which approximates their costs to the affiliates.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Related Party Transactions (continued)

At December 31, 2007 and 2006, the Company reported $27,449 and $71,702, respectively, as due from parent, subsidiary and affiliated companies. The Company also reported $12,415 and $44,253 as due to parent, subsidiary and affiliated companies. Terms of settlement require that these amounts be settled within 90-days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. During 2007, 2006 and 2005, the Company paid net interest of $8,886, $5,234 and $3,110, respectively, to affiliates.

During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $411 and $350 for these services during 2007 and 2006, respectively.

At December 31, 2007, the Company had two short-term notes receivable from Transamerica Corporation of $19,900 and $18,500. These notes are due on or before August 28, 2008 and November 28, 2008, respectively, and bear interest at 5.28% and 4.72%, respectively. The Company also had two short-term notes receivable from Transamerica Occidental Life Insurance Company of $26,300 and $47,100. These notes are due by October 22, 2008 and October 23, 2008, respectively and bear interest at 5.05%. These notes are reported as short-term investments. The Company had short-term notes payable to Transamerica Financial Life Insurance Company and Life Investors Insurance Company of America of $75,100 and 24,300 at December 31, 2007. These notes are due by December 18, 2008 and December 27, 2008, respectively and bear interest at 4.75%. At December 31, 2006, the Company had a short-term notes payable of $61,000 to Transamerica Occidental Life Insurance Company, which was paid on January 18, 2007. At December 31, 2007 and 2006, the Company had a long-term note receivable from Bankers Financial Life Insurance Company, an affiliate, of $750 which bears interest at 6%.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2007 and 2006, the cash surrender value of these policies was $66,000 and $63,682, respectively.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operation. Information regarding these entities is as follows:

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Total Direct Premiums Written/ Produced By
Bolinger, Inc. 101 JFK Parkway Short Hills, NJ 07078	22-0781130	No	Group A&H/Life	C,CA,R,B,P,U	$89,806

Coverdell & Company 1718 Peachtree St. NW Suite 276 Atlanta, GA 30309	58-1604660	No	Group / Individual A&H Group Life	Partial Admin	72,293

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and income annuities	C,B,P,U	729,248

Total					$891,347

C-	Claims Payment

CA- Claims Adjustment

R-	Reinsurance Ceding
B-	Binding Authority
P-	Premium Collection
U-	Underwriting

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

14. Commitments and Contingencies

A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal, and management does not anticipate any future funding requirements that would have a material impact on reported financial results. The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $41,406,343 as of December 31, 2007.

At December 31, 2007 and 2006, the Company has entered into multiple agreements with commitment amounts of $48,675 and $48,675, respectively, for which it was paid a fee to provide standby liquidity asset purchase agreements. The Company believes the chance of draws under the agreements is minimal. Any advances that would be made under these agreements would be repaid with interest.

During 2007 and 2006, the Company has provided guarantees for the performance of a noninsurance subsidiary that was involved in guaranteed sales of investments in LIHTC partnerships. These partnerships are partially or majority owned by a noninsurance subsidiary of the Company for which a third party is the primary investor. The balance of the investors’ capital accounts covered by the transactions was $272,391 and $157,266 at December 31, 2007 and 2006, respectively. The nature of the obligation is to provide the investors with a minimum guaranteed annual and cumulative return on their contributed capital. The Company is not at risk for changes in tax law or the investors’ inability to fully utilize the tax benefits. Accordingly, the Company believes the chance of having to make material payments under the guarantee is remote.

At December 31, 2007 and 2006, the Company had mortgage loan commitments of $158,470 and $63,300, respectively. The Company has contingent commitments of $245,319 and $271,094 at December 31, 2007 and 2006, respectively, for joint ventures, partnerships and limited liability companies, which include LIHTC commitments of $71,653 and $132,279, respectively.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

14. Commitments and Contingencies (continued)

At December 31, 2007, no securities were acquired on a “to be announced” (TBA) basis. At December 31, 2006, the net amount of securities being acquired on a TBA basis was $40.

The Company may pledge assets as collateral for transactions involving funding agreements and reverse repurchase agreements. In conjunction with these transactions, the Company had pledged invested assets with a carrying value and market value of, $82,866 and $84,301, respectively, at December 31, 2007, and $56,011 and $57,890, respectively, at December 31, 2006. Cash in the amount of $72,304 and $33,744 and securities in the amount of $53,869 and $33,205, were posted to the Company as of December 31, 2007 and 2006, respectively, which were not included in the financials of the Company. A portion of the cash posted to the Company was reposted as collateral by the Company in the amount of $5,205 as of December 31, 2006.

The Company is a party to legal proceedings incidental to its business, including class actions. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $14,133 and $14,179 and an offsetting premium tax benefit of $1,303 and $1,549 at December 31, 2007 and 2006, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $653, $832 and $586, for the years ended December 31, 2007, 2006 and 2005, respectively.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

At December 31, 2007, the Company did not participate in dollar reverse repurchase agreements. At December 31, 2006, securities with a book value of $129,545 and a market value of $130,034 were subject to dollar reverse repurchase agreements. These securities had an average interest rate of 8.70%.

The Company had an outstanding liability for borrowed money in the amount of $130,917 as of December 31, 2006 due to participation in dollar reverse repurchase agreements. The Company enters dollar reverse repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received.

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral. The Company has recorded liabilities of $36,553 and $120,275 for these agreements as of December 31, 2007 and 2006, respectively. The reverse repurchase agreements are collateralized by government agency securities with book values of $43,847 and $126,620 as of December 31, 2007 and 2006, respectively. These securities have maturity dates that range from 2008 to 2025 and have a weighted average interest rate of 7.72%.

During 2006, the Company sold $982 of agent balances without recourse to an affiliated company. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc. (MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliated company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and as a result retains such balances as nonadmitted receivables. Receivables in the amount of $3,777 and $3,744 were nonadmitted as of December 31, 2007 and 2006, respectively.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities (continued)

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2007 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain (Loss)
Bonds:
NAIC 3	3	$4,569	$4,554	$(5)
NAIC 4	1	3,196	3,206	25
NAIC 5	1	1,167	1,201	26

Statutory-Basis

Financial Statement Schedules

Monumental Life Insurance Company

Summary of Investments – Other Than Investments in Related Parties

(Dollars in Thousands)

December 31, 2007

Schedule I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States government and government agencies and authorities	$345,294	$357,103	$345,294
States, municipalities and political subdivisions	212,824	218,765	212,824
Foreign governments	367,868	404,163	367,868
Public utilities	1,249,780	1,271,027	1,249,780
All other corporate bonds	17,248,798	16,964,650	17,248,798
Preferred stocks	1,078,126	1,023,972	1,078,126

Total fixed maturities	20,502,690	20,239,680	20,502,690

Equity securities
Common stocks:
Public utilities	—	—	—
Banks, trust and insurance	—	—	—
Industrial, miscellaneous and all other	5,945	13,594	13,594

Total equity securities	5,945	13,594	13,594

Mortgage loans on real estate	3,194,935		3,194,935
Real estate	10,905		10,905
Policy loans	487,766		487,766
Other long-term investments	846,394		846,394
Cash, cash equivalents and short-term investments	36,908		36,908

Total investments	$25,085,543		$25,093,192

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

Monumental Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

December 31, 2007

Schedule III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*	Premiums Written
Year ended December 31, 2007
Individual life	$6,001,385	$—	$46,412	$648,323	$397,249	$654,902	$3,242,283
Individual health	318,292	104,181	65,927	250,567	43,154	179,387	115,975	$136,776
Group life and health	750,892	36,372	108,882	500,379	84,495	298,576	197,282	537,210
Annuity	4,931,152	—	82	1,047,780	940,583	783,384	904,097

	$12,001,721	$140,553	$221,303	$2,447,049	$1,465,481	$1,916,249	$4,459,637

Year ended December 31, 2006
Individual life	$5,840,438	$—	$40,806	$404,508	$341,229	$689,706	$513,340
Individual health	238,733	118,856	43,704	135,377	26,997	215,831	44,405	$139,248
Group life and health	733,254	31,179	111,626	484,703	57,983	209,723	298,018	531,637
Annuity	5,829,622	—	159	1,159,064	934,020	1,423,728	605,511

	$12,642,047	$150,035	$196,295	$2,183,652	$1,360,229	$2,538,988	$1,461,274

Year ended December 31, 2005
Individual life	$5,455,037	$—	$40,379	$389,731	$420,229	$577,856	$329,876
Individual health	182,209	27,485	31,935	138,534	15,498	102,737	48,591	$145,506
Group life and health	761,527	37,061	106,440	520,619	57,588	315,878	193,683	546,846
Annuity	6,283,924	—	206	1,090,130	770,817	1,607,198	292,518

	$12,682,697	$64,546	$178,960	$2,139,014	$1,264,132	$2,603,669	$864,668

*	Allocations of net investment income and other operating expenses are based on a number and assumptions of estimates, and the results would change if different methods were applied.

Monumental Life Insurance Company

Reinsurance

(Dollars in Thousands)

December 31, 2007

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2007
Life insurance in force	$71,568,810	$11,106,579	$7,746,495	$68,208,726	11%

Premiums:
Individual life	$733,365	$125,723	$40,681	$648,323	6%
Individual health	136,776	11,369	125,161	250,568	50%
Group life and health	537,210	49,514	12,683	500,379	3%
Annuity	1,275,306	250,012	22,485	1,047,779	2%

	$2,682,657	$436,618	$201,010	$2,447,049	8%

Year ended December 31, 2006
Life insurance in force	$70,554,174	$31,295,377	$10,387,027	$49,645,824	21%

Premiums:
Individual life	$736,750	$334,072	$1,830	$404,508	0%
Individual health	139,247	7,995	4,125	135,377	3%
Group life and health	531,637	47,932	998	484,703	0%
Annuity	1,679,463	547,261	26,862	1,159,064	2%

	$3,087,097	$937,260	$33,815	$2,183,652	2%

Year ended December 31, 2005
Life insurance in force	$71,715,900	$32,629,645	$1,861,683	$40,947,938	5%

Premiums:
Individual life	$735,161	$346,146	$716	$389,731	0%
Individual health	145,506	7,337	365	138,534	0%
Group life and health	546,846	56,475	30,248	520,619	6%
Annuity	1,440,513	416,012	65,629	1,090,130	6%

	$2,868,026	$825,970	$96,958	$2,139,014	5%

PART C	OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits:

	(1)	(a)	Resolution of the Board of Directors of Monumental Life Insurance Company authorizing establishment of the Separate Account. Note 1.

	(2)		Not Applicable.

	(3)	(a)	Principal Underwriting Agreement by and between Monumental Life Insurance Company, on its own behalf and on the behalf of the Separate Account, and AFSG Securities Corporation. Note 3.

	(3)	(a)	Principal Underwriting Agreement. Note 3.

	(3)	(a) (1)	Amendment No. 1 to the Principal Underwriting Agreement. Note 3.

	(3)	(a) (2)	Amendment No. 2 Novation to the Principal Underwriting Agreement. Note 3.

		(b)	Form of Broker/Dealer Supervision and Sales Agreement by and between AFSG Securities Corporation and the Broker/Dealer. Note 2.

	(3)	(b)(1)	Form of Life Insurance Product Sales Agreement. Note 4.

	(4)	(a)	Form of Policy. Note 1.

	(5)	(a)	Form of Application. Note 2.

	(6)	(a)	Articles of Incorporation of Monumental Life Insurance Company. Note 1.

		(a) (1)	Restated Articles of Incorporation and Articles of Redomestication. Note 3.

		(b)	ByLaws of Monumental Life Insurance Company. Note 1.

		(b) (1)	Amended and Restated Bylaws. Note 3.

	(7)		Not Applicable.

	(8)	(a)	Form of Participation Agreement among AEGON/Transamerica Series Trust and Monumental Life Insurance Company. Note 1.

	(9)	(a)	Opinion and Consent of Counsel. Note 5.

	(9)	(b)	Consent of Counsel. Note 5.

	(10)	(a)	Consent of Independent Registered Public Accounting Firm. Note 5.

		(b)	Opinion and Consent of Actuary. Note 1.

	(11)		Not applicable.

	(12)		Not applicable.

	(13)		Performance Data Calculations.

	(14)		Powers of Attorney. (Ralph L. Arnold, Darryl D. Button, Marilyn Carp, Brenda K. Clancy, Henry G. Hagan, Robert J. Kontz, Larry N. Norman, Arthur C. Schneider, Craig D. Vermie, Eric J. Martin, and James A. Beardsworth) Note 3.

Note 1.	Filed with Initial Filing to Form N-4 Registration Statement (File No. 333-138040) dated October 17, 2006.

Note 2.	Filed with Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-138040) dated January 11, 2007.

Note 3.	Filed with Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-138040) dated April 27, 2007.

Note 4	Incorporated herein by referrence to Post Effective Amendment No. 6 to form N-4 registration statement (File No. 333-125817) on February 15, 2008.

Note 5	Filed Herewith.

Item 25. Directors and Officers of the Depositor (Monumental Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Ralph L. Arnold Two East Chase St. Baltimore, Maryland 21202	Director, Chief Operations Officer, and Senior Vice President

Darryl D. Button 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Senior Vice President, and Chief Financial Officer,

Marilyn Carp 520 Park Ave. Baltimore, Maryland 21201-4500	Director, Executive Vice President – Director of Marketing Services Group

Brenda Clancy 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Chief Operating Officer, and Executive Vice President

Henry G. Hagan Two East Chase St. Baltimore, Maryland 21202	Director, Chairman of the Board, President, and Chief Executive Officer

Robert J. Kontz 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director and Vice President

Larry N. Norman 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, and Executive Vice President – Financial Markets Group

Arthur C. Schneider 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Senior Vice President, and Chief Tax Officer

Craig D. Vermie 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Senior Vice President, General Counsel, and Assistant Secretary

Eric J. Martin 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Vice President and Corporate Controller

Item 26.	Persons Controlled by or under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
ADB Corporation, L.L.C.	Delaware	100% AUSA Holding Company	Special purpose limited Liability company
AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company
AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor
AEGON Dealer Services Canada, Inc.	Canada	100% National Financial Corporation	Mutual fund dealership
AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government
AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing
AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager
AEGON Funding Corp.	Delaware	100% AEGON USA, Inc.	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Ireland Services Limited	Ireland	100% AEGON Ireland Holding B.V.	Provides the services of staff and vendors to AEGON Financial Assurance Ireland, Limited and AEGON Global Institutional Markets, PLC
AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan)	Life insurance

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (42.54%); Transamerica Occidental Life Insurance Company (21.38%); Monumental Life Insurance Company (20.54%); Life Investors Insurance Company of America (15.54%)	Investment vehicle for securities lending cash collaterol
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON Direct Marketing Services e Corretora de Seguros de Vida Ltda.	Brazil	749,000 quotes shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International N.V.	Brokerage company
AEGON N.V.	Netherlands	22.238% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 12,962 shares; AEGON USA, Inc. owns 3,238 shares	Holding company
AEGON U.S. Holding Corporation	Delaware	1056 shares of Common Stock owned by Transamerica Corp.; 225 shares of Series A Voting Preferred Stock owned by Transamerica Corporation	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, Inc.	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, Inc.	Iowa	10 shares Series A Preferred Stock owned by AEGON U.S Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 120 shares Voting Common Stock owned by AEGON U.S Corporation	Holding company
AEGON/Transamerica Series Trust	Delaware	100% AEGON/Transamerica Fund Advisors, Inc.	Mutual fund
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent
Apple Partners of Iowa LLC	Iowa	Member: Monumental Life Insurance Company	Hold title on Trustee’s Deeds on secured property
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: TOLIC (99%)	Property
Asia Investments Holdings, Limited	Hong Kong	99% TOLIC	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company
AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - First AUSA Life Insurance Company (99%)	Inter-company lending and general business
Bankers Financial Life Ins. Co.	Arizona	Class B Common stock is allocated 75% of total cumulative vote - AEGON USA, Inc. Class A Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Bay Area Community Investments I, LLC	California	70% LIICA; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated), Chen Jun	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, Inc.; 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency
Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company
Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer
COLI Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Commonwealth General Corporation (“CGC”)	Delaware	AEGON U.S. Corporation owns 100 shares; AEGON USA, Inc. owns 5 shares	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency
CRG Fiduciary Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
ECB Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Edgewood IP, LLC	Iowa	100% TOLIC	Limited liability company
Executive Benefit Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate
FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate
FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Flashdance, LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Fourth & Market Funding, LLC	Delaware	100% Commonwealth General Corporation	Investments
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments
Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments I, LLC	Delaware	100% Life Investors Insurance Company of America	Securities
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100% Transamerica Occidental Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	100% Garnet Community Investments XI, LLC	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affilaite (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affilaite (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Gemini Investments, Inc.	Delaware	100% TLIC	Investment subsidiary
Global Preferred Re Limited	Bermuda	100% GPRE Acquisition Corp.	Reinsurance

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company
GPRE Acquisition Corp.	Delaware	100% AEGON N.V.	Acquisition company
Hott Feet Development LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
In the Pocket LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending
InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote - AEGON USA, Inc. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance
JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
Life Investors Insurance Company of America	Iowa	679,802 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance
LIICA Holdings, LLC	Delaware	Sole Member: Life Investors Insurance Company of America	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Life Investors Insurance Company of America	Captive insurance company
Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company
Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, Inc.	Insurance company
ML Life Insurance Company of New York	New York	100% AEGON USA, Inc.	Insurance company
Money Concepts (Canada) Limited	Canada	100% National Financial Corporation	Financial services, marketing and distribution
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
National Financial Corporation	Canada	100% AEGON Canada, Inc.	Holding company
National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency
NEF Investment Company	Calfornia	100% TOLIC	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping
Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCG Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Co.	Holding company
Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Co.	Holding company
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance
Quantitative Data Solutions, LLC	Delaware	100% TOLIC	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, Inc.	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: 38.356% Transamerica Life Insurance Co.; 34.247% TOLIC; 18.356% LIICA; 6.301% Monumental Life Insurance Co.; 2.74% Transamerica Financial Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members: 59.5% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25%; Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members: 30.4% Transamerica Life Insurance Company.; 23% Transamerica Occidental Life Insurance Company; 1% Stonebridge Life Insurance Company; 11% Life Investors Insurance Company of America; 19% Monumental Life Insurance Company	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	33.4% owned by Life Investors Insurance Company of America; 10% owned by Transamerica Occidental Life Insurance Company; 41.4% owned by Monumental Life Insurance Company; 9.4% owned by Transamerica Financial Life Insurance Company; 1% owned by Stonebridge Life Insurance Company	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 NR, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Retirement Project Oakmont	CA	General Partners: Transamerica International Holdings, Inc. ; TOLIC; Transameirca Oakmont Retirement Associates, a CA limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corp. and Transamerica Products I (Administrative General Partner).	Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Ins. Co.	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, Inc. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, Inc.	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TBK Insurance Agency of Ohio, Inc.	Ohio	500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost	Variable insurance contract sales in state of Ohio
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at TFC
The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns-23%	Fund advisor

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Direct Marketing Group-Mexico Servicios S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
Transamerica Direct Marketing Services Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International B.V.	Marketing company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, Inc.; 12.60% TOLIC	Insurance
Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages
Transamerica IDEX Mutual Funds	Delaware	100% InterSecurities, Inc.	Mutual fund
Transamerica Income Shares, Inc.	Maryland	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Group, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Investments
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, Inc.	Reinsurance
Transamerica Investment Management, LLC	Delaware	80% Transamerica Investment Services, Inc. as Original Member; 20% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Investment Management, LLC	Advisor
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Occidental Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International N.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company
Transamerica Life Insurance Company	Iowa	316,955 shares Common Stock owned by Transamerica Occidental Life Insurance Company; 87,755 shares Series B Preferred Stock owned by AEGON USA, Inc.	Insurance
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. - sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.
Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	Co-General Partners are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner)	Senior living apartments
Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	1,104,117 shares Common Stock owned by Transamerica International Holdings, Inc.; 1,103,466 shares of Preferred Stock owned by Transamerica Corporation	Life Insurance
Transamerica Occidental’s Separate Account Fund C	California	100% TOLIC	Mutual fund
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% TOLIC	Realty limited liability company
Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% TOLIC; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Realty Investment Properties LLC	Delaware	100% TOLIC	Realty limited liability company
Transamerica Realty Services, LLC (“TRS”)	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of administrative services
United Financial Services, Inc.	Maryland	100% AEGON USA, Inc.	General agency
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator
Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor
Westcap Investors, LLC	Delaware	100% Transamerica Investment Management, LLC	Inactive
Westcap Investors Series Fund, LLC	Delaware	Transamerica Investment Management, LLC is the Managing Member	This Series Fund is an unregistered investments vehicle for Transamerica Investment Management, LLC (former Westcap Investors, LLC) clients are Members

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, Inc.	Insurance
Westport Strategies, LLC	Delaware	AUSA Holding Company - sole Member	Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% TIHI	Holding company
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware	Manager: AEGON USA Investment Management, LLC	Aggregating vehicle formed to hold various fund investments.

As of 1/1/2008

Item 27. Number of Contract Owners

As of February 29, 2008, there were no Contract owners.

Item 28. Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA EE, Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA-2L, Separate Account VA-5, and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Merrill Lynch Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of ML Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Robert R. Frederick	(1)	Chief Operations Officer, President and Director

John T. Mallett	(1)	Director

Mark W. Mullin	(1)	Director

Lon J. Olejniczak	(1)	Chief Executive Officer and Director

Michael W. Brandsma	(2)	Executive Vice President and Chief Financial Officer

David R. Paulsen	(2)	Executive Vice President

Michael G. Petko	(2)	Executive Vice President

Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer

Frank A. Camp	(1)	Secretary

Amy J. Boyle	(4)	Assistant Vice President

John W. Fischer	(4)	Assistant Vice President

Clifton W. Flenniken, III	(5)	Assistant Vice President

Dennis P. Gallagher	(4)	Assistant Vice President

Linda S. Gilmer	(1)	Vice President

Karen D. Heburn	(4)	Vice President

Kyle A. Keelan	(4)	Assistant Vice President

Christy Post-Rissin	(4)	Assistant Vice President

Brenda L. Smith	(4)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

Arthur D. Woods	(4)	Assistant Vice President

Tamara D. Barkdoll	(2)	Assistant Secretary

Erin K. Burke	(1)	Assistant Secretary

Jeffrey Eng	(6)	Assistant Secretary

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(3)	400 West Market Street, Louisville, KY 40202

(4)	570 Carillon Parkway, St. Petersburg, FL 33716

(5)	1111 North Charles Street, Baltimore, MD 21201

(6)	600 S. Hwy 169, Suite 1800, Minneapolis, MN 55426

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(2)	Compensation on Redemption	Brokerage Commissions	Compensation
AFSG Securities Corporation(1)	0	0	0	0
Transamerica Capital, Inc.	0	0	0	0

(1)	Effective May 1, 2007, Transamerica Capital, Inc. replaced AFSG Securities Corporation as principal underwriter for the policies.

(2)	Fiscal Year 2007

Item 30. Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Monumental Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31. Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32. Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)	Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Monumental Life Insurance Company at the address or phone number listed in the Prospectus.

(d)	Monumental Life Insurance Company hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Monumental Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Monumental Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 25 day of April, 2008.

SEPARATE ACCOUNT VA WM

MONUMENTAL LIFE INSURANCE COMPANY
Depositor

*
Henry G. Hagan
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

* Ralph L. Arnold	Director, Chief Operations Officer, and Senior Vice President	, 2008

* Darryl D. Button	Director, Senior Vice President, and Chief Financial Officer	, 2008

* Craig D. Vermie	Director, Senior Vice President, General Counsel, and Assistant Secretary	, 2008

* Arthur C. Schneider	Director, Senior Vice President, and Chief Tax Officer	, 2008

* Robert J. Kontz	Director and Vice President	, 2008

* Brenda K. Clancy	Director, Executive Vice President, and Chief Operating Officer	, 2008

* Marilyn Carp	Director, Executive Vice President-Director of Marketing Services Group	, 2008

* Henry G. Hagan	Director, Chairman of the Board, President, and Chief Executive Officer	, 2008

* Larry N. Norman	Director and Executive Vice President Financial Markets Group	, 2008

* M. Craig Fowler	Treasurer and Vice President	, 2008

*	Vice President and Corporate Controller	, 2008
Eric J. Martin

/s/ Darin D. Smith *By: Darin D. Smith	Vice President and Assistant Secretary	April 25, 2008

*By:	Darin D. Smith – Attorney-in-Fact pursuant to Powers of Attorney filed previously and herewith.

Registration No. 333-138040

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

FLEXIBLE PREMIUM VARIABLE ANNUITY - GM

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*
(9)(a)	Opinion and Consent of Counsel

(9)(b)	Consent of Counsel

(10)(a)	Consent of Independent Registered Public Accounting Firm

*	Page numbers included only in manually executed original.